SCUDDER
                                                                     INVESTMENTS






      Scudder Small Company
      Stock Fund


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                                         Class AARP and Class S Shares
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                                         Annual Report


                                         September 30, 2001




      The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds.

Contents
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   3    Letter from the Fund's President

   4    Performance Summary

   7    Portfolio Management Review

  13    Portfolio Summary

  15    Investment Portfolio

  30    Financial Statements

  34    Financial Highlights

  36    Notes to Financial Statements

  44    Report of Independent Accountants

  45    Tax Information

  45    Officers and Trustees

  46    Account Management Resources



Scudder Small Company Stock Fund                 Ticker Symbol     Fund Number
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Class AARP                                           ASCSX             139
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Class S                                              SSLCX             339
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Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President
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Dear Shareholder,

The tragedy of September 11 forged many changes in America in a very short time. It changed the way we think about our freedom, our safety, and our position in the world. In the aftermath, however, we have seen great acts of heroism and determination, and it is those aspects of the American character that will guide our recovery.

While we have never faced this type of incident before, history shows that the American people and the U.S. financial systems will recover and endure, as they have through world wars, natural and man-made disasters, assassinations, and other world-shattering events. Some investors may respond to the uncertainty by selling assets and retreating to cash, but our experience has told us to keep a steady hand and a focus on our end goals in spite of short-term turbulence. Investors rarely benefit from hasty decisions. While some may experience temporary setbacks in the quest to achieve their goals, we have confidence in the resilience of the American people and our financial markets.

At Zurich Scudder Investments, we are ready to serve you. If you feel compelled to make changes in your investment program, please guard against overreaction to help maintain the best strategy and to achieve your personal long-term goals. If you have any questions, please call us toll-free or visit us on the Web.


Sincerely,


Linda C. Coughlin
President
Scudder Small Company Stock Fund


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                    AARP Investment Program            Scudder Class S

   Web site:           aarp.scudder.com                 myScudder.com
   Toll-free:           1-800-253-2277                  1-800-SCUDDER
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                                       3

Performance Summary                                           September 30, 2001
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--------------------------------------------------------------------------------
 Average Annual Total Returns*
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                                                                        Life of
                                                       1-Year   3-Year   Class**
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Scudder Small Company Stock Fund -- Class AARP        -12.34%   -1.70%     1.66%
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Russell 2000 Index+                                   -21.21%    5.00%     3.30%
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                                                                       Life of
                                                                1-Year  Class***
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Scudder Small Company Stock Fund -- Class S                   -12.30%   -11.10%
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Russell 2000 Index+                                           -21.21%   -15.37%
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Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

** The Fund commenced operations on February 1, 1997. Index comparisons begin January 31, 1997.

*** On July 17, 2000, the Fund commenced offering Class S shares. Index comparisons begin on July 31, 2000.


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 Net Asset Value Information
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                                                       Class AARP      Class S
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Net Asset Value:
9/30/01                                                $   16.06     $   16.05
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9/30/00                                                $   18.32     $   18.30
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--------------------------------------------------------------------------------
 Class AARP Lipper Rankings -- Small-Cap Core Funds Category*
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                                                         Number of
                                                           Funds     Percentile
Period                                     Rank           Tracked      Ranking
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1-Year                                      119     of      249          48
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3-Year                                      176     of      180          98
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Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

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 Growth of an Assumed $10,000 Investment*
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

               Scudder Small Company
               Stock Fund -- Class AARP      Russell 2000 Index +

                 2/97*       10000                   10000
                 3/97         9940                    9297
                 9/97        13353                   12412
                 3/98        14387                   13203
                 9/98        11362                   10052
                 3/99        10989                   11057
                 9/99        12009                   11969
                 3/00        11983                   15181
                 9/00        12299                   14768
                 3/01        11210                   12854
                 9/01        10793                   11636



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--------------------------------------------------------------------------------
 Comparative Results*
--------------------------------------------------------------------------------

                                                                         Life of
Scudder Small Company Stock Fund                       1-Year   3-Year   Class**
--------------------------------------------------------------------------------
Class AARP                   Growth of $10,000         $8,766   $9,499   $10,793
                             ---------------------------------------------------
                             Average annual
                             total return              -12.34%   -1.70%    1.66%
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Russell 2000 Index+          Growth of $10,000         $7,879   $11,576  $11,636
                             ---------------------------------------------------
                             Average annual
                             total return              -21.21%    5.00%    3.30%
--------------------------------------------------------------------------------

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for the Class AARP shares; rankings for share classes may vary.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses during part of the periods, the total returns would have been lower. Performance of the classes may differ; expense ratios are the same.

Investing in securities of small companies may involve a greater risk/volatility than investments in larger companies.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review
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Scudder Small Company Stock Fund: A Team Approach to Investing

                    Scudder Small Company Stock Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

                    Lead Portfolio Manager Robert D. Tymoczko joined the Advisor in 1997 as a quantitative research analyst. Mr. Tymoczko joined the fund team in 2001 and assumed responsibility for the fund's day-to-day management and overall investment strategies. Mr. Tymoczko began his investment career in 1992.

                    Portfolio Manager Stephen Marsh joined the Advisor in 1997 and the fund team in 2001. Mr. Marsh began his investment career in 1980.

In the following interview, Portfolio Managers Robert Tymoczko and Stephen Marsh discuss the market environment and strategy for the fund's most recent fiscal year ended September 30, 2001.

                    Q: How did Scudder Small Company Stock Fund perform over its most recent fiscal year?

                    A: During a difficult period for the stock market, the total return for the Class S shares of the fund for its most recent fiscal year ended September 30, 2001 was -12.30 percent. Over the same period, the total return of the Russell 2000 Index ("index") was -21.21 percent and the average return of small-cap core funds as reported by Lipper, Inc. was -12.45 percent. Over the past six months ended September 30, the fund's (Class S shares) return was -3.72 percent, while returns for the Russell 2000 Index and the Lipper Small-Cap Core Funds average were -9.47 percent and -4.71 percent, respectively.

                    Longer term, the fund's (Class AARP only) 1.66 percent total return through September 30, since its inception on February 1, 1997, falls short of the Russell 2000 Index's return of
                    3.30 percent for the same period. As we've stated in our previous two shareholder reports, one year ago we moved to a more blended approach, balancing growth and value investing, and keeping the fund's weightings closer to the benchmark (see the table on page 16 showing the fund's sector weightings versus the Russell 2000 Index).

                    We would also like to point out that Scudder Small Company Stock Fund is part of Scudder's "risk-managed" series of funds. During the past 12 months, the Russell 2000 Index has had seven down months, and the fund has outperformed the index in five of those months.

                    Q: How do you account for the fund's strong performance relative to its benchmark during the period?

                    A: The primary reason for the fund's outperformance during the period was its holdings in micro-cap stocks (generally the smallest capitalization^1 stocks available in the market). Over the course of the 12-month period the smallest cap stocks performed best. And during the period the fund generally held 30 to 35 percent in micro-cap stocks at any given time. In addition, the fund's emphasis on companies with strong fundamentals and attractive valuations contributed to performance.

                    Q: How does the fund compare with its benchmark in terms of fundamental characteristics?

                    A: During the fiscal year, the fund had an average price-to-earnings ratio (p/e)^2 over the year of 15.6 versus the index's 20.7. The fund's average market cap over the period was $695 million, versus $967 million for the benchmark (representing a significant "bet" on lower market cap by the fund). Also, the fund's earnings growth rate was
                    18.5 percent compared to 16.9 percent for the benchmark. So the Scudder Small Company Stock Fund holds companies that have reported a higher earnings growth rate over the last 12 months with a significantly lower p/e ratio (meaning that on average the fund's portfolio was purchased at a large discount to the level at which the benchmark portfolio is trading). In addition, we attempt to keep the fund's market risk on par with the benchmark.

^1 Capitalization refers to the value of a company's outstanding shares of common stock, calculated by multiplying the number of outstanding shares by the company's current share price.

^2 Price-to-earnings ratio is the price of a stock divided by its earnings per share. A widely used gauge of a stock's valuation, it indicates what investors are paying for a company's earnings on a per share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

                     Q: Which sectors and aspects of stock selection helped and hurt the performance of the fund compared with its benchmark?

                     A: Over the 12-month period the best performing sectors were financials and consumer staples. The worst performing sector was technology, followed by telecommunications and utilities.

                     The fund was helped by an overweight position (a weighting greater than that of the Russell 2000 Index) in consumer discretionary stocks and hurt by an overweight position in technology and an underweight position in basic industries and financials. In addition to the fund's significant allocation in micro-cap stocks, the second-largest positive contribution to performance versus the benchmark came from the fund's stock selection within the technology sector.

                     Q: What is your outlook for the stock market and the fund?

                     A: While we believe that investments in stocks are an investor's best bet over the long term, our outlook is cautious in the short run. Market valuations^3 are approximately double their historical norms, and excess valuations in certain sectors are still being wrung out. The Fed has been very accommodative with monetary policy. Washington has enacted fiscal tax cuts, and there are ongoing talks about providing further fiscal stimulus. We see the possibility of increased inflation and significant devaluation in the U.S. dollar as two significant threats to the economy. Both could cause interest rates to rise, which could in turn cause some additional volatility for the stock

^3 Stock analysis determines the market value of a company's stock based on the outlook for earnings and the market value of assets on the balance sheet. Valuation is normally expressed in terms of price-to-earnings (or P/E) ratio. A stock with a high P/E is said to have a high valuation, while a stock with a low P/E is said to have a low valuation.

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                             How the fund is managed

   Investment Discipline

   The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of approximately 1,300 small U.S. companies. Small companies are generally defined as those with stock market capitalizations below $2 billion. Four primary dimensions are considered: valuation, trends in sales and earnings, price momentum and risk. Valuation helps the fund's managers measure how expensive or inexpensive a security is relative to the overall small-cap universe. Sales and earnings trends suggest whether the company's fundamentals are stable, improving or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness across all dimensions.

   Portfolio Construction

   Management builds a diversified portfolio of attractively rated companies, avoiding stocks most likely to disappoint investors due to deteriorating fundamentals, high valuations or high risk. To limit individual security risk and provide trading flexibility, over 200 small- and micro-cap (those with market capitalizations of $250 million or less) securities are held in the portfolio. On an ongoing basis, a portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects, while managing the overall risk of the portfolio versus the benchmark index.
--------------------------------------------------------------------------------

     market in the coming months. To the extent that we have a recovery, much depends on the strength of the U.S. consumer and the ability of firms to work off the excess business investment that was built up over the previous two to three years. Consumers are unfortunately very indebted, which is probably why the Fed's actions have had little effect so far.

--------------------------------------------------------------------------------
 Scudder Small Company Stock Fund versus Russell 2000 Index
 Sector weightings as of September 30, 2001
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                           Scudder Small Company        Index     Fund Compared
Sector                      Stock Fund Weighting      Weighting     with Index
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Basic Materials                     4.33%               4.57%          -0.24%
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Capital Goods                      10.44%              11.43%          -0.99%
--------------------------------------------------------------------------------
Communication Services              2.76%               1.37%           1.39%
--------------------------------------------------------------------------------
Consumer Cyclicals                 14.85%              15.04%          -0.19%
--------------------------------------------------------------------------------
Consumer Staples                    7.55%               8.18%          -0.63%
--------------------------------------------------------------------------------
Energy                              1.87%               2.85%          -0.98%
--------------------------------------------------------------------------------
Financials                         20.08%              22.35%          -2.27%
--------------------------------------------------------------------------------
Health Care                        13.99%              11.79%           2.20%
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Technology                         17.50%              15.23%           2.27%
--------------------------------------------------------------------------------
Transportation                      2.09%               2.20%          -0.11%
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Utilities                           3.99%               4.49%          -0.50%
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Other                               0.55%               0.50%           0.08%
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Total                                100%                100%
--------------------------------------------------------------------------------

Source: FactSet Research Systems and Zurich Scudder Investments, Inc.

                     Q: Do you see attractive stocks in the market right now?

                     A: Yes we do. Following the events of September 11, many companies -- airlines, reinsurance companies and others) -- were priced as if the ongoing expectation is that every quarter there's going to be a horrific event that's going to severely impact earnings. We don't think that's realistic. The ways we predict earnings and measure shareholder value haven't changed because of the recent terrorist attacks. We are confident that the stock market will continue to offer attractive returns to investors over the long term. As managers of Scudder Small Company Stock Fund, we will continue to seek long-term capital growth for our investors while actively seeking to reduce downside risk as compared with other small-company stock funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                             September 30, 2001
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 Diversification                                        9/30/01        9/30/00
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Common Stocks                                              99%            99%
Cash Equivalents                                            1%             1%
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                                                          100%           100%
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 Stock Characteristics at September 30, 2001
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                                                      Russell 2000  Fund as % of
Median Values                              Fund          Index        Universe
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Market Capitalization ($ millions)          667            706           94%
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Price/Earnings                             13.9           24.8           56%
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Return on Equity (3-year)                  14.1           11.4          124%
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Sales Growth (5-year)                      20.3           19.4          105%
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Number of Stocks                            326           1963
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Sector diversification and stock characteristics are subject to change.

--------------------------------------------------------------------------------
 Sectors/Largest Holdings*
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 1. Financial (21%)

    iShares Russell 2000 Index Fund

    An investment which measures the performance of the small-capitalization sector of the U.S. equity market
--------------------------------------------------------------------------------
 2. Technology (16%)

    Bel Fuse, Inc. "B"

    Designer, manufacturer and retailer of products used in networking, telecommunication and data transmission
--------------------------------------------------------------------------------
 3. Health (15%)

    Coventry Health Care, Inc.

    Provider of managed health care services
--------------------------------------------------------------------------------
 4. Consumer Discretionary (11%)

    Christopher and Banks Corp.

    Retailer of women's clothing
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 5. Manufacturing (8%)

    Lawson Products, Inc.

    Manufacturer of fasteners, fittings, maintenance and repair products
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 6. Service Industries (5%)

    National Data Corp.

    Operator of a nationwide information processing system for credit card authorization and processing
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 7. Durables (5%)

    Borg-Warner Automotive, Inc.

    Provider of components for automotive powertrain applications
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 8. Utilities (4%)

    Southwest Water Co.

    Operator of water supply systems
--------------------------------------------------------------------------------
 9. Communications (3%)

    Hector Communications Corp.

    Provider of rural telecommunication services
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10. Construction (3%)

    Florida Rock Industries, Inc.

    Producer and seller of concrete, sand, gravel and crushed stone
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*   Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                    as of September 30, 2001
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                                                        Shares       Value ($)
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 Common Stocks 99.2%
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Communications 3.1%
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Cellular Telephone 0.5%
Alamosa Holdings, Inc.*                                  8,000         110,800
Boston Communications Group, Inc.*                      14,600         163,520
Leap Wireless International, Inc.*                       4,300          67,510
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                                                                       341,830
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Telephone/Communications 2.6%
Applied Signal Technology, Inc.                         20,900         184,756
Hector Communications Corp.*                            42,100         602,030
Illuminet Holdings, Inc.*                               12,700         486,664
Lightbridge, Inc.*                                       9,400          96,350
Metro One Telecommunications, Inc.                      19,500         452,400
Plantronics, Inc.*                                       8,800         150,040
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                                                                     1,972,240
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Construction 3.1%
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Building Materials 1.8%
Florida Rock Industries, Inc.                           13,950         439,983
Granite Construction, Inc.                              10,200         261,528
Louisiana-Pacific Corp.                                 39,800         258,700
Texas Industries, Inc.                                  11,100         342,990
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                                                                     1,303,201
--------------------------------------------------------------------------------
Homebuilding 1.3%
Beazer Homes USA, Inc.*                                  1,700          82,620
MDC Holdings, Inc.                                       3,300          91,476
NVR, Inc.*                                               1,200         168,612
The Ryland Group, Inc.                                   2,400         114,456
Skyline Corp.                                            9,700         258,990
Standard Pacific Corp.                                  13,200         257,532
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                                                                       973,686
--------------------------------------------------------------------------------
Consumer Discretionary 10.4%
--------------------------------------------------------------------------------
Apparel & Shoes 1.3%
Chico's FAS, Inc.*                                       8,700         204,885
G-III Apparel Group Ltd.*                               23,800         152,320
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    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Genesco, Inc.*                                          15,100         245,375
Steven Madden Ltd.*                                     10,700         108,605
The Children's Place Retail Stores, Inc.*                4,000          71,720
Timberland Co. "A"*                                      8,200         222,220
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                                                                     1,005,125
--------------------------------------------------------------------------------
Department & Chain Stores 0.4%
Hot Topic, Inc.*                                         7,000         175,700
Pacific Sunwear of California, Inc.*                     9,800         134,750
--------------------------------------------------------------------------------
                                                                       310,450
--------------------------------------------------------------------------------
Home Furnishings 0.7%
American Woodmark Corp.                                  2,800          82,180
La-Z-Boy, Inc.                                          26,000         410,540
--------------------------------------------------------------------------------
                                                                       492,720
--------------------------------------------------------------------------------
Hotels & Casinos 1.1%
Alliance Gaming Corp.*                                   7,600         107,920
Argosy Gaming Co.*                                       5,000         131,000
Isle of Capri Casinos, Inc.*                            28,600         203,031
Prime Hospitality Corp.*                                24,700         217,360
Shuffle Master, Inc.*                                    9,900         124,839
--------------------------------------------------------------------------------
                                                                       784,150
--------------------------------------------------------------------------------
Recreational Products 1.4%
4Kids Entertainment, Inc.*                              11,400         226,860
Bally Total Fitness Holding Corp.*                       6,400         129,984
Escalade, Inc.*                                         13,460         337,173
Thor Industries, Inc.                                   13,050         356,265
--------------------------------------------------------------------------------
                                                                     1,050,282
--------------------------------------------------------------------------------
Restaurants 2.7%
Applebee's International, Inc.                          15,750         464,625
Benihana, Inc. "A"*                                     27,900         304,110
CEC Entertainment, Inc.*                                11,900         405,790
Garden Fresh Restaurant Corp.*                          37,200         252,588
IHOP Corp.*                                              3,800          99,560
Ruby Tuesday, Inc.                                      29,100         456,870
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                        Shares       Value ($)
--------------------------------------------------------------------------------
Worldwide Restaurant Concepts, Inc.*                    48,700          51,135
--------------------------------------------------------------------------------
                                                                     2,034,678
--------------------------------------------------------------------------------
Specialty Retail 2.8%
Brookstone, Inc.*                                       33,900         362,730
Christopher and Banks Corp.*                            19,575         589,403
Fossil, Inc.*                                            7,500         117,825
Michaels Stores, Inc.*                                   6,000         219,240
Movie Gallery, Inc.*                                     3,600          74,628
Pier 1 Imports, Inc.                                    22,000         182,600
Playtex Products, Inc.*                                 28,000         284,200
Priceline.com, Inc.*                                    22,900          86,791
Zale Corp.*                                              7,400         195,952
--------------------------------------------------------------------------------
                                                                     2,113,369
--------------------------------------------------------------------------------
Consumer Staples 2.3%
--------------------------------------------------------------------------------
Alcohol & Tobacco 0.2%
Todhunter International, Inc.*                          15,600         132,600
--------------------------------------------------------------------------------
Consumer Electronic & Photographic 0.5%
Applica, Inc.*                                          12,800         108,160
Salton, Inc.*                                           27,800         237,968
--------------------------------------------------------------------------------
                                                                       346,128
--------------------------------------------------------------------------------
Consumer Specialties 0.1%
Media Arts Group, Inc.*                                 46,300          93,063
--------------------------------------------------------------------------------
Farming 0.6%
AG Services of America, Inc.*                           14,300         165,880
Sylvan, Inc.*                                           27,800         319,978
--------------------------------------------------------------------------------
                                                                       485,858
--------------------------------------------------------------------------------
Food & Beverage 0.7%
Fresh Brands, Inc.                                       9,900         150,975
J & J Snack Foods Corp.*                                18,700         350,625
--------------------------------------------------------------------------------
                                                                       501,600
--------------------------------------------------------------------------------
Package Goods/Cosmetics 0.2%
Chattem, Inc.*                                           9,100         125,216
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Durables 4.9%
--------------------------------------------------------------------------------
Aerospace 1.0%
AAR Corp.                                               11,100          88,911
Aeroflex, Inc.*                                         18,900         207,900
Curtiss-Wright Corp.                                     9,000         419,400
--------------------------------------------------------------------------------
                                                                       716,211
--------------------------------------------------------------------------------
Automobiles 1.0%
Borg-Warner Automotive, Inc.                            10,458         421,457
Oshkosh Truck Corp.                                      8,900         322,358
--------------------------------------------------------------------------------
                                                                       743,815
--------------------------------------------------------------------------------
Construction/Agricultural Equipment 0.9%
Stewart & Stevenson Services, Inc.                       5,500         132,440
Terex Corp.*                                             8,300         147,823
The Manitowoc Co., Inc.                                 17,050         413,292
--------------------------------------------------------------------------------
                                                                       693,555
--------------------------------------------------------------------------------
Leasing Companies 1.0%
Aaron Rents, Inc.                                       24,700         382,850
McGrath RentCorp.                                       17,400         374,274
--------------------------------------------------------------------------------
                                                                       757,124
--------------------------------------------------------------------------------
Telecommunications Equipment 1.0%
ADTRAN, Inc.*                                            6,300         120,330
Andrew Corp.*                                            6,500         118,170
Cognitronics Corp.*                                     23,850         103,748
CommScope, Inc.*                                         9,900         176,913
IKON Office Solutions, Inc.                             13,300         102,676
Tollgrade Communications, Inc.*                          7,400         142,080
--------------------------------------------------------------------------------
                                                                       763,917
--------------------------------------------------------------------------------
Energy 2.1%
--------------------------------------------------------------------------------
Oil & Gas Production 1.6%
Forest Oil Corp.*                                        7,000         173,600
Houston Exploration Co.*                                 5,000         124,000
Petroleum Development Corp.*                            77,600         377,912
St. Mary Land & Exploration Co.                         10,200         162,486
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Swift Energy Co.*                                        6,400         131,968
The Montana Power Co.                                   15,200          79,800
Unit Corp.*                                             16,500         146,520
--------------------------------------------------------------------------------
                                                                     1,196,286
--------------------------------------------------------------------------------
Oil/Gas Transmission 0.2%
Western Gas Resources, Inc.                              6,300         163,989
--------------------------------------------------------------------------------
Oilfield Services/Equipment 0.3%
Helmerich & Payne, Inc.                                  5,000         130,500
Spinnaker Exploration Co.*                               3,200         113,216
--------------------------------------------------------------------------------
                                                                       243,716
--------------------------------------------------------------------------------
Financial 20.8%
--------------------------------------------------------------------------------
Banks 8.9%
Cathay Bancorp, Inc.                                     2,200         118,558
Chemical Financial Corp.                                10,000         271,500
Columbia Banking System, Inc.                           22,411         307,031
Downey Financial Corp.                                   4,200         185,346
First Essex Bancorp.                                    15,800         414,750
First Oak Brook Bancshares, Inc. "A"                    26,300         540,465
Flagstar Bancorp Inc.                                   10,700         247,170
GBC BanCorp.                                            12,200         380,884
Jacksonville Bancorp, Inc.                               9,500         180,500
Kankakee Bancorp, Inc.                                   4,400         110,000
LSB Corp.                                               45,600         464,664
MB Financial, Inc.*                                      1,300          32,500
Medford Bancorp, Inc.                                   23,600         455,480
Mid-State Bancshares                                     6,900         117,783
New Hampshire Thrift Bancshares, Inc.                    9,600         144,912
Northrim Bank                                           43,598         606,012
Parkvale Financial Corp.                                24,296         533,297
People's Bancshares, Inc.                               17,600         241,648
Pinnacle Bancshares, Inc.                               17,700         137,175
Progress Financial Corp.                                19,082         122,125
Republic Bancorp, Inc.                                   7,200         103,032
Seacoast Financial Services Corp.                       15,900         236,433
Silicon Valley Bancshares*                              12,000         242,400
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Southwest Bancorp, Inc.                                 11,700         179,010
Wintrust Financial Corp.                                 6,500         201,825
--------------------------------------------------------------------------------
                                                                     6,574,500
--------------------------------------------------------------------------------
Consumer Finance 0.5%
Bank Plus Corp.*                                        40,000         274,000
WFS Financial, Inc.*                                     6,200         110,050
--------------------------------------------------------------------------------
                                                                       384,050
--------------------------------------------------------------------------------
Insurance 5.5%
ACMAT Corp. "A"*                                        15,700         118,318
AmerUS Group, Inc.                                      12,200         429,440
Atlantic American Corp.*                                71,600          88,068
Cotton States Life Insurance Co.                        45,525         409,725
Fidelity National Financial, Inc.                       19,767         531,535
First American Financial Co.                            25,900         524,475
Hilb, Rogal & Hamilton Co.                               1,600          72,976
Investors Title Co.                                     19,100         291,275
Kansas City Life Insurance Co.                           6,400         230,400
MONY Group, Inc.                                        16,491         546,182
RLI Corp.                                                9,475         388,475
Selective Insurance Group, Inc.                         18,500         431,605
--------------------------------------------------------------------------------
                                                                     4,062,474
--------------------------------------------------------------------------------
Other Financial Companies 2.0%
Affiliated Managers Group*                               3,000         170,430
Digital Insight Corp.*                                   6,100          70,150
Doral Financial Corp.                                    4,500         174,600
iShares Russell 2000 Index Fund                         10,857         870,731
NCO Group, Inc.*                                         9,500         129,960
R & G Financial Corp.                                    5,500          94,600
--------------------------------------------------------------------------------
                                                                     1,510,471
--------------------------------------------------------------------------------
Real Estate 3.9%
AMREP Corp.*                                            65,600         268,960
Healthcare Realty Trust, Inc.                           18,300         466,650
HRPT Properties Trust (REIT)                            56,500         459,910
Kramont Realty Trust                                    12,300         153,627
Mills Corp. (REIT)                                      19,300         412,634
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Pan Pacific Retails Properties, Inc. (REIT)             16,300         429,505
SL Green Realty Corp. (REIT)                            13,600         428,672
Thornburg Mortgage, Inc.                                18,100         299,917
--------------------------------------------------------------------------------
                                                                     2,919,875
--------------------------------------------------------------------------------
Health 15.3%
--------------------------------------------------------------------------------
Biotechnology 0.7%
CV Therapeuthics, Inc.*                                  6,900         268,134
Enzo Biochem, Inc.                                       6,545         111,003
Incyte Genomics, Inc.*                                   8,700         118,842
--------------------------------------------------------------------------------
                                                                       497,979
--------------------------------------------------------------------------------
Health Industry Services 3.5%
Air Methods Corp.*                                      35,700         152,439
Apria Healthcare Group, Inc.*                            6,300         163,170
Covance, Inc.*                                          13,100         234,621
First Health Group Corp.*                                8,200         240,916
Healthcare Services Group, Inc.*                        52,050         421,605
MedQuist, Inc.*                                          6,600         165,990
PacifiCare Health Systems, Inc.*                         9,300         117,087
PAREXEL International Corp.*                            12,000         136,080
Prime Medical Services, Inc.*                           30,200         135,900
Quest Diagnostics, Inc.*                                 5,600         345,520
Sybron Dental Specialties, Inc.*                         5,700         106,020
Syncor International Corp.*                              8,100         257,823
US Oncology, Inc.*                                      20,900         155,705
--------------------------------------------------------------------------------
                                                                     2,632,876
--------------------------------------------------------------------------------
Hospital Management 1.6%
Coventry Health Care, Inc.*                             21,100         497,960
LifePoint Hospitals, Inc.*                               4,300         189,200
National Home Health Care Corp.                         22,984         221,761
Province Healthcare Co.*                                 7,800         286,572
--------------------------------------------------------------------------------
                                                                     1,195,493
--------------------------------------------------------------------------------
Medical Supply & Specialty 7.2%
Advanced Neuromodulation Systems, Inc.                  14,400         298,080
ArthroCare Corp.*                                        6,400         125,440
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Cooper Companies, Inc.                                   9,100         426,790
Cytyc Corp.*                                            13,500         361,935
Diagnostic Products Corp.                               10,000         422,200
Edwards Lifesciences Corp.*                             12,300         275,520
IMPATH, Inc.*                                            5,300         182,903
Inverness Medical Technology, Inc.*                      4,300         158,885
Laboratory Corp. of America Holdings*                    3,200         258,720
NBTY, Inc.*                                             20,000         263,200
Nutrition 21, Inc.*                                     90,600          83,352
Polymedica Industries, Inc.*                             7,900         120,633
Renal Care Group, Inc.*                                 17,000         523,090
ResMed, Inc.*                                            8,800         447,040
Scherer Healthcare, Inc.*                               24,300          77,153
STERIS Corp.*                                            9,700         190,702
Superior Uniform Group, Inc.                            26,700         236,295
Techne Corp.*                                            7,700         226,611
Theragenics Corp.*                                      14,300         132,132
Ventana Medical Systems, Inc.*                           1,400          28,616
VISX, Inc.*                                              9,000         119,070
Zoll Medical Corp.*                                     11,900         423,640
--------------------------------------------------------------------------------
                                                                     5,382,007
--------------------------------------------------------------------------------
Pharmaceuticals 2.3%
Alpharma, Inc.                                           7,500         216,000
Charles River Laboratories International, Inc.*          4,300         152,091
CIMA Labs, Inc.*                                         4,900         297,675
Medicis Pharmaceutical Corp.*                            9,700         484,806
Noven Pharmaceuticals, Inc.*                             7,000         126,700
Pharmaceutical Product Development, Inc.*                5,000         146,450
Sicor, Inc.*                                            14,200         268,238
--------------------------------------------------------------------------------
                                                                     1,691,960
--------------------------------------------------------------------------------
Manufacturing 8.3%
--------------------------------------------------------------------------------
Chemicals 0.9%
Aceto Corp.                                             44,400         430,813
NL Industries, Inc.                                      9,000         134,910
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Symyx Technologies*                                      6,500          95,875
--------------------------------------------------------------------------------
                                                                       661,598
--------------------------------------------------------------------------------
Diversified Manufacturing 2.1%
Cantel Industries, Inc.*                                14,800         327,376
Clarcor, Inc.                                           11,850         283,215
Harsco Corp.                                            17,100         474,696
NCH Corp.                                                6,200         242,978
Tredegar Industries, Inc.                               13,100         222,700
--------------------------------------------------------------------------------
                                                                     1,550,965
--------------------------------------------------------------------------------
Electrical Products 0.6%
C&D Technologies, Inc.                                   5,000          92,000
Measurement Specialties, Inc.*                          14,800         146,372
SL Industries, Inc.                                     34,800         198,012
--------------------------------------------------------------------------------
                                                                       436,384
--------------------------------------------------------------------------------
Industrial Specialty 3.1%
Ault, Inc.*                                              6,600          25,740
Badger Meter, Inc.                                      18,000         455,400
JAKKS Pacific, Inc.*                                    12,200         164,700
Lamson & Sessions Co.*                                  21,000          84,000
Lawson Products, Inc.                                   21,400         522,160
Minerals Technologies, Inc.                              5,400         203,796
Regal-Beloit Corp.                                      21,000         383,250
Spartech Corp.                                          15,300         316,404
Varian, Inc.*                                            6,600         168,168
--------------------------------------------------------------------------------
                                                                     2,323,618
--------------------------------------------------------------------------------
Machinery/Components/Controls 0.9%
Cybex International, Inc.*                              30,900          44,805
Newport Corp.                                            7,800         109,980
Reliance Steel & Aluminum Co.                           17,550         416,988
Woodward Governor Co.                                    1,700          82,365
--------------------------------------------------------------------------------
                                                                       654,138
--------------------------------------------------------------------------------
Wholesale Distributors 0.7%
Applied Industrial Technologies, Inc.                   23,200         391,848
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Insight Enterprises, Inc.*                               8,312         117,532
--------------------------------------------------------------------------------
                                                                       509,380
--------------------------------------------------------------------------------
Media 1.8%
--------------------------------------------------------------------------------
Advertising 0.3%
Grey Global Group, Inc.                                    410         226,730
--------------------------------------------------------------------------------
Broadcasting & Entertainment 0.2%
Sirius Satellite Radio, Inc.*                           21,200          76,108
XM Satellite Radio Holdings, Inc.*                      11,300          59,212
--------------------------------------------------------------------------------
                                                                       135,320
--------------------------------------------------------------------------------
Cable Television 0.2%
NBT Bancorp, Inc.                                       11,100         158,730
--------------------------------------------------------------------------------
Print Media 1.1%
Advanced Marketing Services, Inc.*                      37,200         571,020
Electronics for Imaging, Inc.*                           9,900         161,172
Zomax, Inc.*                                            22,000         119,460
--------------------------------------------------------------------------------
                                                                       851,652
--------------------------------------------------------------------------------
Metals & Minerals 0.9%
--------------------------------------------------------------------------------
Precious Metals 0.3%
Stillwater Mining Co.*                                   9,800         197,176
--------------------------------------------------------------------------------
Steel & Metals 0.6%
Commercial Metals Co.                                   13,000         361,400
Friedman Industries, Inc.                               43,000         103,200
--------------------------------------------------------------------------------
                                                                       464,600
--------------------------------------------------------------------------------
Service Industries 4.9%
--------------------------------------------------------------------------------
Asset Management 0.3%
Eaton Vance Corp.                                        7,400         231,990
--------------------------------------------------------------------------------
EDP Services 1.0%
National Data Corp.                                     13,300         478,800
Pomeroy Computer Resources, Inc.*                       16,200         195,210
Register.com, Inc.*                                      9,800          97,216
--------------------------------------------------------------------------------
                                                                       771,226
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Environmental Services 0.5%
Duratek, Inc.*                                          20,100         116,580
Scope Industries, Inc.                                   4,000         178,000
Waste Connections, Inc.*                                 3,000          81,000
--------------------------------------------------------------------------------
                                                                       375,580
--------------------------------------------------------------------------------
Investment 0.4%
M.H. Meyerson & Co, Inc.*                               36,200          37,648
Southwest Securities Group, Inc.                        13,213         226,999
--------------------------------------------------------------------------------
                                                                       264,647
--------------------------------------------------------------------------------
Miscellaneous Commercial Services 2.4%
ABM Industries, Inc.                                    13,500         348,435
Administaff, Inc.*                                       8,500         221,000
American Management Systems, Inc.*                       8,800         105,688
Answerthink, Inc.*                                      12,900          60,630
Arbitron, Inc.*                                         10,200         266,832
Dycom Industries, Inc.*                                  8,600          99,760
Exponent, Inc.*                                         42,200         459,980
FreeMarkets, Inc.*                                       5,500          58,190
Global Payments, Inc.                                    3,600         105,840
Volt Information Sciences, Inc.*                         7,000          83,860
--------------------------------------------------------------------------------
                                                                     1,810,215
--------------------------------------------------------------------------------
Miscellaneous Consumer Services 0.3%
ICT Group, Inc.*                                        25,700         236,440
--------------------------------------------------------------------------------
Technology 15.6%
--------------------------------------------------------------------------------
Computer Software 3.5%
Activision, Inc.*                                        3,000          81,660
Advanced Digital Information Corp.*                     22,200         228,882
Advent Software, Inc.*                                   7,800         293,670
AsiaInfo Holdings, Inc.*                                 6,000          71,340
Borland Software Corp.*                                 11,700          94,770
Echelon Corp.*                                           5,700          71,136
Group 1 Software, Inc.*                                 12,900         128,613
HNC Software, Inc.*                                      4,400          82,280
Keynote Systems, Inc.*                                  11,400          86,640
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                       Shares         Value ($)
--------------------------------------------------------------------------------
Liberate Technologies, Inc.*                            18,600         185,256
Macromedia, Inc.*                                        3,980          48,198
NetIQ Corp.*                                             9,672         220,231
Progress Software Corp.*                                 9,600         134,304
Renaissance Learning, Inc.*                              3,000          98,730
S1 Corp.*                                                7,100          60,066
SonicWALL, Inc.*                                         5,600          66,528
Stellent, Inc.*                                          7,900         113,760
Sybase, Inc.*                                            7,800          72,540
THQ, Inc.*                                               4,800         207,120
Verity, Inc.*                                           23,000         232,300
--------------------------------------------------------------------------------
                                                                     2,578,024
--------------------------------------------------------------------------------
Diverse Electronic Products 1.1%
Advanced Energy Industries, Inc.*                        5,400          89,802
Cable Design Technologies Corp.*                        12,500         148,125
DSP Group, Inc.*                                         8,900         177,555
SBS Technologies, Inc.*                                 20,400         227,664
Trimble Navigation Ltd.*                                10,200         155,550
--------------------------------------------------------------------------------
                                                                       798,696
--------------------------------------------------------------------------------
EDP Peripherals 0.5%
Black Box Corp.*                                         3,200         134,656
InFocus Corp.*                                           8,100         105,705
Printronix, Inc.*                                       15,800         100,330
--------------------------------------------------------------------------------
                                                                       340,691
--------------------------------------------------------------------------------
Electronic Components/Distributors 3.4%
Adaptec, Inc.*                                          24,300         190,998
American Technical Ceramics Corp.*                      10,400          88,400
Anaren Microwave, Inc.*                                  9,000         147,150
Avnet, Inc.                                             12,734         231,631
Bel Fuse, Inc. "A"*                                     13,750         249,150
Bel Fuse, Inc. "B"                                      26,650         518,076
Imation Corp.*                                          12,400         259,160
Nu Horizons Electronics, Inc.*                          30,450         229,898
Pioneer-Standard Electronics, Inc.                      18,400         165,968
Powerwave Technologies, Inc.*                           10,600         126,352
--------------------------------------------------------------------------------



 The accompanying notes are an integral part of the financial statements.

                                                         Shares       Value ($)
--------------------------------------------------------------------------------
Silicon Storage Technology, Inc.*                       19,700          91,211
Technitrol, Inc.                                        11,400         254,220
--------------------------------------------------------------------------------
                                                                     2,552,214
--------------------------------------------------------------------------------
Electronic Data Processing 0.7%
eFunds Corp.*                                            6,300         104,895
IDEXX Laboratories, Inc.*                               17,700         413,649
--------------------------------------------------------------------------------
                                                                       518,544
--------------------------------------------------------------------------------
Military Electronics 1.7%
EDO Corp.                                               22,200         638,250
Engineered Support Systems, Inc.                        10,975         516,923
Titan Corp.*                                             5,200         101,920
--------------------------------------------------------------------------------
                                                                     1,257,093
--------------------------------------------------------------------------------
Office/Plant Automation 1.0%
CACI International, Inc.*                                4,300         235,038
FileNet Corp.*                                          10,800         108,756
Kronos, Inc.*                                            4,600         188,830
Novell, Inc.*                                           48,300         176,778
--------------------------------------------------------------------------------
                                                                       709,402
--------------------------------------------------------------------------------
Precision Instruments 0.4%
Coherent, Inc.*                                          5,900         167,560
Photon Dynamics, Inc.*                                   6,300         145,845
--------------------------------------------------------------------------------
                                                                       313,405
--------------------------------------------------------------------------------
Semiconductors 3.3%
Alliance Semiconductor Corp.*                           29,600         212,528
Alpha Industries, Inc.*                                 12,300         238,251
Credence Systems Corp.*                                 17,800         214,490
Cymer, Inc.*                                             8,600         144,050
Elantec Semiconductor, Inc.*                             7,100         162,945
Exar Corp.*                                             10,300         178,190
GlobeSpan, Inc.*                                        11,700         105,768
Integrated Silicon Solution*                            12,800         109,952
Kulicke & Soffa Industries, Inc.*                       17,800         194,020
LTX Corp.*                                              21,600         293,976
Rambus, Inc.*                                           11,100          81,696
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares      Value ($)
--------------------------------------------------------------------------------
TriQuint Semiconductor, Inc.*                           15,400         246,246
Varian Semiconductor Equipment Associates, Inc.*         7,900         204,215
Virata Corp.*                                            9,700          96,806
--------------------------------------------------------------------------------
                                                                     2,483,133
--------------------------------------------------------------------------------
Transportation 2.1%
--------------------------------------------------------------------------------
Airlines 0.7%
Alaska Air Group, Inc.*                                  9,600         191,712
Frontier Airlines, Inc.*                                11,400          94,392
Skywest, Inc.                                           11,900         198,968
--------------------------------------------------------------------------------
                                                                       485,072
--------------------------------------------------------------------------------
Railroads 0.3%
Kansas City Southern Industries, Inc.*                   7,300          87,600
Providence & Worcester Railroad Co.                     25,000         166,750
--------------------------------------------------------------------------------
                                                                       254,350
--------------------------------------------------------------------------------
Trucking 1.1%
ArvinMeritor, Inc.                                      11,500         164,335
Roadway Corp.                                            8,500         204,765
USFreightways Corp.                                     13,600         424,320
--------------------------------------------------------------------------------
                                                                       793,420
--------------------------------------------------------------------------------
Utilities 3.6%
--------------------------------------------------------------------------------
Electric Utilities 0.8%
Black Hills Corp.                                        4,800         146,496
Public Service Co. of New Mexico                        17,200         433,612
--------------------------------------------------------------------------------
                                                                       580,108
--------------------------------------------------------------------------------
Natural Gas Distribution 1.8%
Chesapeake Utilities Corp.                              20,200         370,670
Energen Corp.                                           17,900         402,750
NUI Corp.                                                6,600         134,838
ONEOK, Inc.                                             26,700         442,152
--------------------------------------------------------------------------------
                                                                     1,350,410
--------------------------------------------------------------------------------
Water Supply 1.0%
Southwest Water Co.                                     51,809         733,099
--------------------------------------------------------------------------------
Total Common Stocks (Cost $73,128,011)                              73,804,544
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                      Principal
                                                      Amount ($)       Value ($)
--------------------------------------------------------------------------------
 Cash Equivalents 0.8%
--------------------------------------------------------------------------------

Zurich Scudder Cash Management QP Trust, 3.20%**
  (Cost $613,894)                                      613,894         613,894
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $73,741,905) (a)         74,418,438
--------------------------------------------------------------------------------

*   Non-income producing security.

** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at September 30, 2001.

(a) The cost for federal income tax purposes was $73,852,195. At September 30, 2001, net unrealized appreciation for all securities based on tax cost was $566,243. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,140,189 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,573,946.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of September 30, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $73,741,905)          $    74,418,438
--------------------------------------------------------------------------------
Cash                                                                     10,000
--------------------------------------------------------------------------------
Receivable for investments sold                                       2,497,033
--------------------------------------------------------------------------------
Dividends receivable                                                     49,002
--------------------------------------------------------------------------------
Receivable for Fund shares sold                                         426,973
--------------------------------------------------------------------------------
Other assets                                                             42,770
--------------------------------------------------------------------------------
Total assets                                                         77,444,216
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                     1,858,042
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                         48,067
--------------------------------------------------------------------------------
Other accrued expenses and payables                                      58,969
--------------------------------------------------------------------------------
Total liabilities                                                     1,965,078
--------------------------------------------------------------------------------
Net assets, at value                                            $    75,479,138
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments               676,533
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (11,248,603)
--------------------------------------------------------------------------------
Paid-in capital                                                      86,051,208
--------------------------------------------------------------------------------
Net assets, at value                                            $    75,479,138
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of September 30, 2001 (continued)
--------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------------
Class AARP

Net Asset Value, offering and redemption price per share ($33,934,392 /
2,113,150 outstanding shares of beneficial interest, $.01 par value, unlimited
number of shares authorized)                                                     $         16.06
-------------------------------------------------------------------------------------------------
Class S

Net Asset Value, offering and redemption price per share ($41,513,454 /
2,586,670 outstanding shares of beneficial interest, $.01 par value, unlimited
number of shares authorized)                                                     $         16.05
-------------------------------------------------------------------------------------------------
Class A

Net Asset Value and redemption price per share
($9,193 / 573 outstanding shares of beneficial interest, $.01 par
value, unlimited number of shares authorized)                                     $         16.04
-------------------------------------------------------------------------------------------------
Maximum offering price per share (100 / 94.25 of $16.04)                          $         17.02
-------------------------------------------------------------------------------------------------
Class B

Net Asset Value, offering and redemption price per share
(subject to contingent deferred sales charge) ($20,290 / 1,267 outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                                            $         16.01
-------------------------------------------------------------------------------------------------
Class C

Net Asset Value, offering and redemption price per share
(subject to contingent deferred sales charge) ($1,809 / 113
outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                                            $         16.01
-------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the year ended September 30, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:

Dividends                                                       $       708,747
--------------------------------------------------------------------------------
Interest                                                                 57,148
--------------------------------------------------------------------------------
Total Income                                                            765,895
--------------------------------------------------------------------------------
Expenses:
Management fee                                                          633,762
--------------------------------------------------------------------------------
Administrative fee                                                      380,260
--------------------------------------------------------------------------------
Distribution service fee                                                     30
--------------------------------------------------------------------------------
Trustees' fees and expenses                                               4,914
--------------------------------------------------------------------------------
Other                                                                    21,034
--------------------------------------------------------------------------------
Total expenses, before expense reductions                             1,040,000
--------------------------------------------------------------------------------
Expense reductions                                                         (807)
--------------------------------------------------------------------------------
Total expenses, after expense reductions                              1,039,193
--------------------------------------------------------------------------------
Net investment income (loss)                                           (273,298)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments                             1,646,323
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on
investments                                                         (12,575,211)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (10,928,888)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $  (11,202,186)
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                     Years Ended September 30,

Increase (Decrease) in Net Assets                     2001             2000
--------------------------------------------------------------------------------
Operations:

Net investment income (loss)                    $     (273,298)  $     (252,694)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                         1,646,323       (7,613,703)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period          (12,575,211)       8,259,469
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                    (11,202,186)         393,072
--------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class AARP                                                --          (66,234)
--------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                           17,923,475       10,557,237
--------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization              --       49,750,918
--------------------------------------------------------------------------------
Reinvestment of distributions                               --           63,139
--------------------------------------------------------------------------------
Cost of shares redeemed                            (24,937,897)     (32,897,753)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                  (7,014,422)      27,473,541
--------------------------------------------------------------------------------
Increase (decrease) in net assets                  (18,216,608)      27,800,379
--------------------------------------------------------------------------------
Net assets at beginning of period                   93,695,746       65,895,367
--------------------------------------------------------------------------------
Net assets at end of period                    $    75,479,138  $    93,695,746
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------


Class AARP(a)

--------------------------------------------------------------------------------
 Years Ended September 30,           2001     2000      1999     1998     1997^b
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                             $18.32    $17.89   $16.93    $20.02   $15.00
--------------------------------------------------------------------------------
Income (loss) from investment
operations:

  Net investment income (loss)^c     (.06)     (.08)     .02       .01      .04
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                      (2.20)      .53      .96     (2.98)    4.98
--------------------------------------------------------------------------------
  Total from investment operations  (2.26)      .45      .98     (2.97)    5.02
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income                --      (.02)    (.02)     (.04)      --
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions              --        --       --      (.08)      --
--------------------------------------------------------------------------------
  Total distributions                  --      (.02)    (.02)     (.12)      --
--------------------------------------------------------------------------------
Net asset value, end of period     $16.06    $18.32   $17.89    $16.93   $20.02
--------------------------------------------------------------------------------
Total Return (%)                   (12.34)     2.41^d   5.70    (14.91)^d 33.53^d**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                           34        48       66        97       50
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                       1.23      1.86^e   1.70      1.80     2.79*
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                       1.23      1.73^e   1.70      1.75     1.75*
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                           (.32)     (.46)     .13       .07      .40*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)            48        48       17        12        5*
--------------------------------------------------------------------------------

^a On July 17, 2000, existing shares of the Fund were redesignated as Class AARP shares.

^b For the period February 1, 1997 (commencement of operations of Class AARP) to September 30, 1997.

^c   Based on average shares outstanding during the period.

^d   Total return would have been lower had certain expenses not been reduced.

^e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.78% and 1.65%, respectively.

*    Annualized

**   Not annualized

Class S

--------------------------------------------------------------------------------
 Years Ended September 30,                                     2001^a    2000^b
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                           $18.30  $18.50
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss)^d                                 (.06)    (--)^c
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  (2.19)   (.20)
--------------------------------------------------------------------------------
  Total from investment operations                              (2.25)   (.20)
-------------------------------------------------------------------------------
Net asset value, end of period                                 $16.05  $18.30
--------------------------------------------------------------------------------
Total Return (%)                                               (12.30)  (1.14)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                             42      46
--------------------------------------------------------------------------------
Ratio of expenses (%)                                            1.23    1.19^e*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.32)   (.21)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        48      48
--------------------------------------------------------------------------------

^a   For the year ended September 30, 2001.

^b For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.

^c   Amount is less than $.005 per share.

^d   Based on average shares outstanding during the period.

^e The ratio of operating expenses includes a one-time reduction in reorganization costs in fiscal 2000. The ratio without this reduction was 1.24%.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Small Company Stock Fund (the "Fund"), a series of AARP Growth Trust, is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. On June 25, 2001, the Fund commenced offering Class A, B and C shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or deferred sales charges. Class S shares are generally not available to new investors. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $11,138,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2006 ($555,000), September 30, 2007 ($663,000), September 30, 2008
($4,442,000) and September 30, 2009 ($5,478,000), the respective expiration dates, or whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes. Other expenses in the Statement of Operations include ordinary changes of estimates in expenses.

B. Purchases and Sales of Securities

For the year ended September 30, 2001, purchases and sales of investment transactions (excluding short-term investments) aggregated $39,740,500 and $46,104,742, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of average daily net assets for Class AARP and S shares, computed and accrued daily and payable monthly. The Administrative Fee under the Administrative Agreement for Class A, B and C shares for the period June 25, 2001 (commencement of sales) through September 30, 2001 was 0.475%,

0.525% and 0.50%, respectively, of average daily net assets, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investment Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class S and AARP shares of the Fund. Scudder Trust Company, also an affiliate of ZSI, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2001, the Administrative Fee was as follows:

                                                                     Unpaid at
                                                                   September 30,
Administrative Fee                               Total Aggregate        2001
--------------------------------------------------------------------------------
Class AARP                                       $    174,375     $     20,260
--------------------------------------------------------------------------------
Class S                                               205,866           24,698
--------------------------------------------------------------------------------
Class A                                                     4                3
--------------------------------------------------------------------------------
Class B                                                     5                4
--------------------------------------------------------------------------------
Class C                                                    10               --
--------------------------------------------------------------------------------
                                                 $    380,260     $     44,965
--------------------------------------------------------------------------------

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period

June 25, 2001 (commencement of sales) through September 30, 2001, the Distribution Fee was as follows:
                                                                     Unpaid at
                                                         Total     September 30,
Distribution Fee                                      Aggregated       2001
--------------------------------------------------------------------------------
Class B                                          $          8     $          7
--------------------------------------------------------------------------------
Class C                                                    12               --
--------------------------------------------------------------------------------
                                                 $         20     $          7
--------------------------------------------------------------------------------

Effective June 25, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based on assets of shareholder accounts the firms service. For the period June 25, 2001 (commencement of sales) through September 30, 2001, the Service Fee was as follows:
                                                                    Unpaid at
                                                       Total       September 30,
Service Fee                                          Aggregated       2001
--------------------------------------------------------------------------------
Class A                                          $          2     $          1
--------------------------------------------------------------------------------
Class B                                                     3                2
--------------------------------------------------------------------------------
Class C                                                     5               --
--------------------------------------------------------------------------------
                                                 $         10     $          3
--------------------------------------------------------------------------------

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period June 25, 2001 (commencement of sales) through September 30, 2001 aggregated $24.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period June 25, 2001 (commencement of sales) to September 30, 2001, there was no CDSC for Class B and C shares.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 2001, Trustees' fees and expenses aggregated $4,914.

Other Related Parties. AARP, through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended September 30, 2001, totaled $20,401 and are reflected as dividend income on the statement of operations.

D. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                            Year Ended                      Year Ended
                        September 30, 2001              September 30, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------
Shares sold
--------------------------------------------------------------------------------
Class AARP*           279,260    $  5,017,488         553,522     $  9,694,025
--------------------------------------------------------------------------------
Class S               737,344      12,864,936          47,076          863,212**
--------------------------------------------------------------------------------
Class A***                580          10,167              --               --
--------------------------------------------------------------------------------
Class B***              1,693          28,774              --               --
--------------------------------------------------------------------------------
Class C***                113           2,110              --               --
--------------------------------------------------------------------------------
                                 $ 17,923,475                     $ 10,557,237
--------------------------------------------------------------------------------

                            Year Ended                      Year Ended
                        September 30, 2001              September 30, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------
Shares issued to shareholders in tax-free reorganization
--------------------------------------------------------------------------------
Class AARP*                --    $         --              --     $         --
--------------------------------------------------------------------------------
Class S                    --              --       2,689,131       49,750,918**
--------------------------------------------------------------------------------
                                 $         --                     $ 49,750,918
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP*                --    $         --           3,643     $     63,139
--------------------------------------------------------------------------------
Class S                    --              --              --               --
--------------------------------------------------------------------------------
Class A***                 --              --              --               --
--------------------------------------------------------------------------------
Class B***                 --              --              --               --
--------------------------------------------------------------------------------
Class C***                 --              --              --               --
--------------------------------------------------------------------------------
                                 $         --                     $     63,139
--------------------------------------------------------------------------------
Shares redeemed
--------------------------------------------------------------------------------
Class AARP*          (765,713)   $(13,261,979)     (1,640,072)    $(28,917,665)
--------------------------------------------------------------------------------
Class S              (667,965)    (11,668,669)       (218,916)      (3,980,088)**
--------------------------------------------------------------------------------
Class A***                 (7)           (182)             --               --
--------------------------------------------------------------------------------
Class B***               (426)         (7,067)             --               --
--------------------------------------------------------------------------------
Class C***                 --              --              --               --
--------------------------------------------------------------------------------
                                 $(24,937,897)                    $(32,897,753)
--------------------------------------------------------------------------------
Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP*          (486,453)    $(8,244,491)     (1,082,907)    $(19,160,501)
--------------------------------------------------------------------------------
Class S                69,379       1,196,267       2,517,291       46,634,042**
--------------------------------------------------------------------------------
Class A***                573           9,985              --               --
--------------------------------------------------------------------------------
Class B***              1,267          21,707              --               --
--------------------------------------------------------------------------------
Class C***                113           2,110              --               --
--------------------------------------------------------------------------------
                                  $(7,014,422)                    $ 27,473,541
--------------------------------------------------------------------------------

* On July 17, 2000, existing shares of the Fund were redesignated as Class AARP shares.

** For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.

*** For the period from June 25, 2001 (commencement of sales of Class A, B and C shares) to September 30, 2001.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $807 for custodian credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Acquisition of Assets

On July 14, 2000, the Fund acquired all of the net assets of Scudder Micro Cap Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 2,689,131 shares of the Class S shares of the Fund for 3,212,382 shares of Scudder Micro Cap Fund outstanding on July 14, 2000. Scudder Micro Cap Fund's net assets at that date ($49,750,918), including $7,494,671 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $52,385,849. The combined net assets of the Fund immediately following the acquisition were $102,136,767.

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Trustees of Investment Trust and the Shareholders of Scudder Small Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Small Company Stock Fund (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


Boston, Massachusetts                                 PricewaterhouseCoopers LLP
November 13, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*
   President and Trustee

Henry P. Becton, Jr.
   Trustee; President, WGBH Educational Foundation

Dawn-Marie Driscoll
   Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College

Edgar R. Fiedler
   Trustee; Senior Fellow and Economic Counsellor, The Conference Board, Inc.

Keith R. Fox
   Trustee; General Partner, The Exeter Group of Funds

Jean Gleason Stromberg
   Trustee; Consultant

Jean C. Tempel
   Trustee; Managing Director, First Light Capital, LLC

Steven Zaleznick
   Trustee; President and Chief Executive Officer, AARP Services, Inc.

Thomas V. Bruns*
   Vice President

William F. Gadsden*
   Vice President

William F. Glavin, Jr.*
   Vice President

James E. Masur*
   Vice President

Kathleen T. Millard*
   Vice President

Gary A. Langbaum*
   Vice President

Robert D. Tymoczko*
   Vice President

Howard S. Schneider*
   Vice President

John Millette*
   Vice President and Secretary

Kathryn L. Quirk*
   Vice President and Assistant Secretary

John R. Hebble*
   Treasurer

Thomas Lally*
   Assistant Treasurer

Brenda Lyons*
   Assistant Treasurer

Caroline Pearson*
   Assistant Secretary

*   Zurich Scudder Investments, Inc.

Account Management Resources
--------------------------------------------------------------------------------


For shareholders of Scudder funds including those in the AARP Investment Program

-------------------------------------------------------------------------------
 Convenient ways to   Automatic Investment Plan
    invest, quickly
       and reliably   A convenient investment program in which money is
                      electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average"
                      -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                      Automatic Dividend Transfer

                      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                      QuickBuy

                      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                      Payroll Deduction and Direct Deposit

                      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                      *   Dollar cost averaging involves continuous investment
                          in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.
--------------------------------------------------------------------------------
   Around-the-clock   Automated Information Lines
 electronic account
        service and   Scudder Class S Shareholders:
       information,   Call SAIL(TM)--1-800-343-2890
     including some
       transactions   AARP Investment Program Shareholders:
                      Call Easy-Access Line-- 1-800-631-4636

                      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                      Web Site

                      Scudder Class S Shareholders --
                      myScudder.com

                      AARP Investment Program Shareholders--
                      aarp.scudder.com

                      Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

                      The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Those who depend   Automatic Withdrawal Plan
      on investment
       proceeds for   You designate the bank account, determine the schedule (as
    living expenses   frequently as once a month) and amount of the redemptions,
    can enjoy these   and Scudder does the rest.
        convenient,
        timely, and   Distributions Direct
 reliable automated
withdrawal programs   Automatically deposits your fund distributions into the
                      bank account you designate within three business days after each distribution is paid.

                      QuickSell

                      Provides speedy access to your money by electronically
                      crediting your redemption proceeds to the bank account you previously designated.
--------------------------------------------------------------------------------
           For more   Scudder Class S Shareholders:
  information about
     these services   Call a Scudder representative at
                      1-800-SCUDDER

                      AARP Investment Program Shareholders:

                      Call an AARP Investment Program representative at
                      1-800-253-2277
--------------------------------------------------------------------------------
 Please address all   For Scudder Class S Shareholders:
            written
  correspondence to   Scudder Investments
                      PO Box 219669
                      Kansas City, MO
                      64121-9669

                      For AARP Investment Program Shareholders:

                      AARP Investment Program
                      from Scudder Investments
                      PO Box 219735
                      Kansas City, MO
                      64121-9735
--------------------------------------------------------------------------------

SCUDDER
INVESTMENTS


Two International Place
Boston, MA 02110-4103

                                                                     SCUDDER
                                                                     INVESTMENTS







      Scudder Small Company
      Stock Fund

--------------------------------------------------------------------------------
                                         Classes A, B and C
--------------------------------------------------------------------------------


                                         Annual Report
                                         September 30, 2001
      The fund seeks to provide long-term capital growth while actively seeking to reduce downside risk as compared with other small company stock funds.

Contents
--------------------------------------------------------------------------------

   3    Performance Summary

   6    Economic Overview

   8    Portfolio Management Review

  13    Portfolio Summary

  15    Investment Portfolio

  30    Financial Statements

  34    Financial Highlights

  37    Notes to Financial Statements

  45    Report of Independent Accountants

  46    Tax Information

  46    Officers and Trustees

  47    Account Management Resources




Scudder Small Company Stock Fund                 Nasdaq Symbol     CUSIP Number
--------------------------------------------------------------------------------
Class A                                              SZCAX          460965-585
--------------------------------------------------------------------------------
Class B                                              SZCBX          460965-577
--------------------------------------------------------------------------------
Class C                                              SZCCX          460965-569
--------------------------------------------------------------------------------

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary                                          September 30, 2001
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Average Annual Total Returns (Unadjusted for Sales Charge)*
--------------------------------------------------------------------------------

                                                                         Life of
Scudder Small Company Stock Fund                     1-Year    3-Year    Class**
--------------------------------------------------------------------------------
Class A(a)                                         -12.48%     -1.97%     1.37%
--------------------------------------------------------------------------------
Class B(a)                                         -13.22%     -2.76%     0.55%
--------------------------------------------------------------------------------
Class C(a)                                         -13.20%     -2.74%     0.58%
--------------------------------------------------------------------------------
Russell 2000 Index[                                 -21.21%      5.00%     3.30%
--------------------------------------------------------------------------------

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value Information
--------------------------------------------------------------------------------
                                          Class A       Class B        Class C
--------------------------------------------------------------------------------
Net Asset Value:

9/30/01                                 $   16.04      $   16.01     $   16.01
--------------------------------------------------------------------------------
Commencement of sales (6/25/01)         $   18.50      $   18.50     $   18.50
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Class AARP Lipper Rankings -- Small-Cap Core Funds Category*
--------------------------------------------------------------------------------

                                                         Number of
                                                           Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      119     of      249          48
--------------------------------------------------------------------------------
3-Year                                      176     of      180          98
--------------------------------------------------------------------------------

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

(a) On June 25, 2001, the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class AARP shares of the Scudder Small Company Stock Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

       Scudder Small Company Stock
           Fund -- Class A          Russell 2000 Index+

            2/97*    9425            10000
            3/97     9364             9297
            9/97    12562            12412
            3/98    13517            13203
            9/98    10660            10052
            3/99    10296            11057
            9/99    11236            11969
            3/00    11196            15181
            9/00    11475            14768
            3/01    10445            12854
            9/01    10043            11636

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Comparative Results (Adjusted for Sales Charge)*
--------------------------------------------------------------------------------

Scudder Small Company                                                    Life of
Stock Fund                                              1-Year   3-Year  Class**
--------------------------------------------------------------------------------
Class A^(c)                Growth of $10,000           $8,248   $8,879   $10,043
                           -----------------------------------------------------
                           Average annual
                           total return                -17.52%   -3.88%    0.09%
--------------------------------------------------------------------------------
Class B^(c)                Growth of $10,000           $8,418   $9,010   $10,061
                           -----------------------------------------------------
                           Average annual
                           total return               -15.82%   -3.41%    0.13%
--------------------------------------------------------------------------------
Class C^(c)                Growth of $10,000           $8,680   $9,200   $10,272
                           -----------------------------------------------------
                           Average annual
                           total return               -13.20%   -2.74%    0.58%
--------------------------------------------------------------------------------
Russell 2000 Index+        Growth of $10,000           $7,879   $11,576  $11,636
                           -----------------------------------------------------
                           Average annual
                           total return               -21.21%    5.00%    3.30%
--------------------------------------------------------------------------------

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class AARP shares; rankings for share classes may vary.

** The Fund commenced operations on February 1, 1997. Index comparisons begin January 31, 1997.

(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

(c) On June 25, 2001, the Fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class AARP shares of the Scudder Small Company Stock Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total returns would have been lower.

Investing in securities of small companies may involve greater risk/volatility than investments in larger companies.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview
--------------------------------------------------------------------------------

Dear Shareholder:

On the morning of September 11, U.S. economic conditions were uncertain at best, and the terrorist attacks on the World Trade Center and Pentagon only increased the odds of recession. The good news is that policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

Consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their kid's tuition, we don't expect total consumption to get back to this last summer's level before the end of 2002. As their customers retrench, business executives will do the same. They already cut capital spending, and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

But before stuffing money under the mattress, investors can take heart that at the exact moment the private sector is cutting back, government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. As despicable as the terrorist attacks were, individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

--------------------------------------------------------------------------------
 Economic Guideposts Data as of 9/30/01
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                      2 years ago  1 year ago  6 months ago  Now

Inflation Rate (a)                           2.2        3.4       3.5        2.7
U.S. Unemployment Rate (b)                   4.2        3.9       4.3        4.9
Federal Funds Rate (c)                       5.25       6.5       5.25       2.5
Industrial Production (d)                    3.7        5.9       0.8       -4.8
Growth Rate of Personal Income (e)           4.5        7.0       6.7        4.8

--------------------------------------------------------------------------------
(a) The year-over-year percentage change in U.S. consumer prices.

(b) The percentage of adults out of work and looking for a job.

(c) The interest rate banks charge each other for overnight loans.

(d) Year-over-year percentage change.

(e) Growth rate of individual income from all sources.

    Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.
--------------------------------------------------------------------------------

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. And because financial markets are forward looking, stock prices may begin to reflect this scenario well before then -- an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of October 1, 2001, and may not actually come to pass.

Portfolio Management Review
--------------------------------------------------------------------------------

Scudder Small Company Stock Fund: A Team Approach to Investing

Scudder Small Company Stock Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Robert D. Tymoczko joined the Advisor in 1997 as a quantitative research analyst. Mr. Tymoczko joined the fund team in 2001 and assumed responsibility for the fund's day-to-day management and overall investment strategies. Mr. Tymoczko began his investment career in 1992.

Portfolio Manager Stephen Marsh joined the Advisor in 1997 and the fund team in 2001. Mr. Marsh began his investment career in 1980.

We are pleased to provide you with your first annual report for Scudder Small Company Stock Fund. In the following interview, portfolio managers Robert Tymoczko and Stephen Marsh discuss the investment strategy for the fund and the market environment during the abbreviated reporting period ended September 30, 2001.

     Q: How did Scudder Small Company Stock Fund perform during the period?

     A: During a difficult period for the stock market, Class A shares (unadjusted for sales charge) of Scudder Small Company Stock Fund posted a -13.30 percent return during the period from the inception of the fund's Class A shares on June 25, 2001 through September 30, 2001. This compares with the -20.79 percent return of the Russell 2000 Index from June 30, 2001 through September 30, 2001.

     Q: How does the fund compare with its benchmark in terms of fundamental characteristics?

     A: The Small Company Stock Fund holds companies that have reported a higher earnings growth rate with a significantly lower p/e ratio (meaning that on average the fund's portfolio was purchased at a large discount to the level at which the benchmark portfolio is trading). In addition, we attempt to keep the fund's market risk on par with the benchmark.

     Q: Which sectors and aspects of stock selection helped and hurt the performance of the fund compared with its benchmark?

     A: The fund was helped by an overweight position (a weighting greater than that of the Russell 2000 Index) in consumer discretionary stocks and hurt by an overweight position in technology and an underweight position in basic industries and financials. In addition to a significant allocation in micro-cap stocks, the second-largest positive contribution to performance came from the fund's stock selection within the technology sector.

--------------------------------------------------------------------------------

                             How the fund is managed

   Investment Discipline

   The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's potential investment universe of approximately 1,300 small U.S. companies. Small companies are generally defined as those with stock market capitalizations below $2 billion. Four primary dimensions are considered: valuation, trends in sales and earnings, price momentum and risk. Valuation helps the fund's managers measure how expensive or inexpensive a security is relative to the overall small-cap universe. Sales and earnings trends suggest whether the company's fundamentals are stable, improving or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness across all dimensions.

   Portfolio Construction

   Management builds a diversified portfolio of attractively rated companies, avoiding stocks most likely to disappoint investors due to deteriorating fundamentals, high valuations or high risk. To limit individual security risk and provide trading flexibility, over 200 small- and micro-cap (those with market capitalizations of $250 million or less) securities are held in the portfolio. On an ongoing basis, a portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects, while managing the overall risk of the portfolio versus the benchmark index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Scudder Small Company Stock Fund versus Russell 2000 Index
 Sector weightings as of September 30, 2001
--------------------------------------------------------------------------------

                                  Scudder Small
                                  Company Stock                    Fund Compared
Sector                           Fund Weighting    Index Weighting   with Index
--------------------------------------------------------------------------------
Basic Materials                        4.33%            4.57%          -0.24%
--------------------------------------------------------------------------------
Capital Goods                         10.44%           11.43%          -0.99%
--------------------------------------------------------------------------------
Communication Services                 2.76%            1.37%           1.39%
--------------------------------------------------------------------------------
Consumer Cyclicals                    14.85%           15.04%          -0.19%
--------------------------------------------------------------------------------
Consumer Staples                       7.55%            8.18%          -0.63%
Energy                                 1.87%            2.85%          -0.98%
--------------------------------------------------------------------------------
Financials                            20.08%           22.35%          -2.27%
--------------------------------------------------------------------------------
Health Care                           13.99%           11.79%           2.20%
--------------------------------------------------------------------------------
Technology                            17.50%           15.23%           2.27%
--------------------------------------------------------------------------------
Transportation                         2.09%            2.20%          -0.11%
--------------------------------------------------------------------------------
Utilities                              3.99%            4.49%          -0.50%
--------------------------------------------------------------------------------
Other                                  0.55%            0.50%           0.08%
--------------------------------------------------------------------------------
Total                                   100%             100%
--------------------------------------------------------------------------------

Source: FactSet Research Systems and Zurich Scudder Investments, Inc.

                     Q: What is your outlook for the stock market and the fund?

                     A: While we believe that investments in stocks are an investor's best bet over the long term, our outlook is cautious in the short run. Market valuations^1 are approximately double their historical norms, and excess valuations in certain sectors are still being wrung out. The Fed has been very accommodative with monetary policy. Washington has enacted fiscal tax cuts, and there are ongoing talks about providing further fiscal stimulus. We see the possibility of increased inflation and significant

^1 Stock analysis determines the market value of a company's stock based on the outlook for earnings and the market value of assets on the balance sheet. Valuation is normally expressed in terms of price-to-earnings (or p/e) ratio. A stock with a high P/E is said to have a high valuation, while a stock with a low P/E is said to have a low valuation.

                     devaluation in the U.S. dollar as two significant threats to the economy. Both could cause interest rates to rise, which could in turn cause some additional volatility for the stock market in the coming months. To the extent that we have a recovery, much depends on the strength of the U.S. consumer and the ability of firms to work off the excess business investment that was built up over the previous two to three years. Consumers are unfortunately very indebted, which is probably why the Fed's actions have had little effect so far.

                     Q: Do you see attractive stocks in the market right now?

                     A: Yes we do. Following the events of September 11, many companies -- airlines, reinsurance companies and others -- were priced as if the ongoing expectation is that every quarter there's going to be a horrific event that's going to severely impact earnings. We don't think that's realistic. The ways we predict earnings and measure shareholder value haven't changed because of the recent terrorist attacks. We are confident that the stock market will continue to offer attractive returns to investors over the long term. As managers of Scudder Small Company Stock Fund, we will continue to seek long-term capital growth for our investors while actively seeking to reduce downside risk as compared with other small-company stock funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                             September 30, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Diversification                                        9/30/01        9/30/00
--------------------------------------------------------------------------------
Common Stocks                                              99%            99%
Cash Equivalents                                            1%             1%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Stock Characteristics at September 30, 2001
--------------------------------------------------------------------------------

                                                      Russell 2000  Fund as % of
Median Values                              Fund          Index        Universe
--------------------------------------------------------------------------------
Market Capitalization ($ millions)          667            706           94%
--------------------------------------------------------------------------------
Price/Earnings                             13.9           24.8           56%
--------------------------------------------------------------------------------
Return on Equity (3-year)                  14.1           11.4          124%
--------------------------------------------------------------------------------
Sales Growth (5-year)                      20.3           19.4          105%
--------------------------------------------------------------------------------
Number of Stocks                            326           1963
--------------------------------------------------------------------------------

Sector diversification and stock characteristics are subject to change.

--------------------------------------------------------------------------------
 Sectors/Largest Holdings*
--------------------------------------------------------------------------------

 1. Financial (21%)

    iShares Russell 2000 Index Fund

    An investment which measures the performance of the small-capitalization sector of the U.S. equity market
--------------------------------------------------------------------------------
 2. Technology (16%)

    Bel Fuse, Inc. "B"

    Designer, manufacturer and retailer of products used in networking, telecommunication and data transmission
--------------------------------------------------------------------------------
 3. Health (15%)

    Coventry Health Care, Inc.

    Provider of managed health care services
--------------------------------------------------------------------------------
 4. Consumer Discretionary (11%)

    Christopher and Banks Corp.

    Retailer of women's clothing
--------------------------------------------------------------------------------
 5. Manufacturing (8%)

    Lawson Products, Inc.

    Manufacturer of fasteners, fittings, maintenance and repair products
--------------------------------------------------------------------------------
 6. Service Industries (5%)

    National Data Corp.

    Operator of a nationwide information processing system for credit card authorization and processing
--------------------------------------------------------------------------------
 7. Durables (5%)

    Borg-Warner Automotive, Inc.

    Provider of components for automotive powertrain applications
--------------------------------------------------------------------------------
 8. Utilities (4%)

    Southwest Water Co.

    Operator of water supply systems
--------------------------------------------------------------------------------
 9. Communications (3%)

    Hector Communications Corp.

    Provider of rural telecommunication services
--------------------------------------------------------------------------------
10. Construction (3%)

    Florida Rock Industries, Inc.

    Producer and seller of concrete, sand, gravel and crushed stone
--------------------------------------------------------------------------------

*   Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.


    The accompanying notes are an integral part of the financial statements.

Investment Portfolio                                   as of September 30, 2001
--------------------------------------------------------------------------------

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
 Common Stocks 99.2%
--------------------------------------------------------------------------------

Communications 3.1%
--------------------------------------------------------------------------------
Cellular Telephone 0.5%
Alamosa Holdings, Inc.*                                  8,000         110,800
Boston Communications Group, Inc.*                      14,600         163,520
Leap Wireless International, Inc.*                       4,300          67,510
--------------------------------------------------------------------------------
                                                                       341,830
--------------------------------------------------------------------------------
Telephone/Communications 2.6%
Applied Signal Technology, Inc.                         20,900         184,756
Hector Communications Corp.*                            42,100         602,030
Illuminet Holdings, Inc.*                               12,700         486,664
Lightbridge, Inc.*                                       9,400          96,350
Metro One Telecommunications, Inc.                      19,500         452,400
Plantronics, Inc.*                                       8,800         150,040
--------------------------------------------------------------------------------
                                                                     1,972,240
--------------------------------------------------------------------------------
Construction 3.1%
--------------------------------------------------------------------------------
Building Materials 1.8%
Florida Rock Industries, Inc.                           13,950         439,983
Granite Construction, Inc.                              10,200         261,528
Louisiana-Pacific Corp.                                 39,800         258,700
Texas Industries, Inc.                                  11,100         342,990
--------------------------------------------------------------------------------
                                                                     1,303,201
--------------------------------------------------------------------------------
Homebuilding 1.3%
Beazer Homes USA, Inc.*                                  1,700          82,620
MDC Holdings, Inc.                                       3,300          91,476
NVR, Inc.*                                               1,200         168,612
The Ryland Group, Inc.                                   2,400         114,456
Skyline Corp.                                            9,700         258,990
Standard Pacific Corp.                                  13,200         257,532
--------------------------------------------------------------------------------
                                                                         973,686
--------------------------------------------------------------------------------
Consumer Discretionary 10.4%
--------------------------------------------------------------------------------
Apparel & Shoes 1.3%
Chico's FAS, Inc.*                                       8,700         204,885
G-III Apparel Group Ltd.*                               23,800         152,320
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Genesco, Inc.*                                          15,100         245,375
Steven Madden Ltd.*                                     10,700         108,605
The Children's Place Retail Stores, Inc.*                4,000          71,720
Timberland Co. "A"*                                      8,200         222,220
--------------------------------------------------------------------------------
                                                                     1,005,125
--------------------------------------------------------------------------------
Department & Chain Stores 0.4%
Hot Topic, Inc.*                                         7,000         175,700
Pacific Sunwear of California, Inc.*                     9,800         134,750
--------------------------------------------------------------------------------
                                                                       310,450
--------------------------------------------------------------------------------
Home Furnishings 0.7%
American Woodmark Corp.                                  2,800          82,180
La-Z-Boy, Inc.                                          26,000         410,540
--------------------------------------------------------------------------------
                                                                       492,720
--------------------------------------------------------------------------------
Hotels & Casinos 1.1%
Alliance Gaming Corp.*                                   7,600         107,920
Argosy Gaming Co.*                                       5,000         131,000
Isle of Capri Casinos, Inc.*                            28,600         203,031
Prime Hospitality Corp.*                                24,700         217,360
Shuffle Master, Inc.*                                    9,900         124,839
--------------------------------------------------------------------------------
                                                                       784,150
--------------------------------------------------------------------------------
Recreational Products 1.4%
4Kids Entertainment, Inc.*                              11,400         226,860
Bally Total Fitness Holding Corp.*                       6,400         129,984
Escalade, Inc.*                                         13,460         337,173
Thor Industries, Inc.                                   13,050         356,265
--------------------------------------------------------------------------------
                                                                     1,050,282
--------------------------------------------------------------------------------
Restaurants 2.7%
Applebee's International, Inc.                          15,750         464,625
Benihana, Inc. "A"*                                     27,900         304,110
CEC Entertainment, Inc.*                                11,900         405,790
Garden Fresh Restaurant Corp.*                          37,200         252,588
IHOP Corp.*                                              3,800          99,560
Ruby Tuesday, Inc.                                      29,100         456,870
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Worldwide Restaurant Concepts, Inc.*                    48,700          51,135
--------------------------------------------------------------------------------
                                                                     2,034,678
--------------------------------------------------------------------------------
Specialty Retail 2.8%
Brookstone, Inc.*                                       33,900         362,730
Christopher and Banks Corp.*                            19,575         589,403
Fossil, Inc.*                                            7,500         117,825
Michaels Stores, Inc.*                                   6,000         219,240
Movie Gallery, Inc.*                                     3,600          74,628
Pier 1 Imports, Inc.                                    22,000         182,600
Playtex Products, Inc.*                                 28,000         284,200
Priceline.com, Inc.*                                    22,900          86,791
Zale Corp.*                                              7,400         195,952
--------------------------------------------------------------------------------
                                                                     2,113,369
--------------------------------------------------------------------------------
Consumer Staples 2.3%
--------------------------------------------------------------------------------
Alcohol & Tobacco 0.2%
Todhunter International, Inc.*                          15,600         132,600
--------------------------------------------------------------------------------
Consumer Electronic & Photographic 0.5%
Applica, Inc.*                                          12,800         108,160
Salton, Inc.*                                           27,800         237,968
--------------------------------------------------------------------------------
                                                                       346,128
--------------------------------------------------------------------------------
Consumer Specialties 0.1%
Media Arts Group, Inc.*                                 46,300          93,063
--------------------------------------------------------------------------------
Farming 0.6%
AG Services of America, Inc.*                           14,300         165,880
Sylvan, Inc.*                                           27,800         319,978
--------------------------------------------------------------------------------
                                                                       485,858
--------------------------------------------------------------------------------
Food & Beverage 0.7%
Fresh Brands, Inc.                                       9,900         150,975
J & J Snack Foods Corp.*                                18,700         350,625
--------------------------------------------------------------------------------
                                                                       501,600
--------------------------------------------------------------------------------
Package Goods/Cosmetics 0.2%
Chattem, Inc.*                                           9,100         125,216
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Durables 4.9%
--------------------------------------------------------------------------------
Aerospace 1.0%
AAR Corp.                                               11,100          88,911
Aeroflex, Inc.*                                         18,900         207,900
Curtiss-Wright Corp.                                     9,000         419,400
--------------------------------------------------------------------------------
                                                                       716,211
--------------------------------------------------------------------------------
Automobiles 1.0%
Borg-Warner Automotive, Inc.                            10,458         421,457
Oshkosh Truck Corp.                                      8,900         322,358
--------------------------------------------------------------------------------
                                                                       743,815
--------------------------------------------------------------------------------
Construction/Agricultural Equipment 0.9%
Stewart & Stevenson Services, Inc.                       5,500         132,440
Terex Corp.*                                             8,300         147,823
The Manitowoc Co., Inc.                                 17,050         413,292
--------------------------------------------------------------------------------
                                                                       693,555
--------------------------------------------------------------------------------
Leasing Companies 1.0%
Aaron Rents, Inc.                                       24,700         382,850
McGrath RentCorp.                                       17,400         374,274
--------------------------------------------------------------------------------
                                                                       757,124
--------------------------------------------------------------------------------
Telecommunications Equipment 1.0%
ADTRAN, Inc.*                                            6,300         120,330
Andrew Corp.*                                            6,500         118,170
Cognitronics Corp.*                                     23,850         103,748
CommScope, Inc.*                                         9,900         176,913
IKON Office Solutions, Inc.                             13,300         102,676
Tollgrade Communications, Inc.*                          7,400         142,080
--------------------------------------------------------------------------------
                                                                       763,917
--------------------------------------------------------------------------------
Energy 2.1%
--------------------------------------------------------------------------------
Oil & Gas Production 1.6%
Forest Oil Corp.*                                        7,000         173,600
Houston Exploration Co.*                                 5,000         124,000
Petroleum Development Corp.*                            77,600         377,912
St. Mary Land & Exploration Co.                         10,200         162,486
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Swift Energy Co.*                                        6,400         131,968
The Montana Power Co.                                   15,200          79,800
Unit Corp.*                                             16,500         146,520
--------------------------------------------------------------------------------
                                                                     1,196,286
--------------------------------------------------------------------------------
Oil/Gas Transmission 0.2%
Western Gas Resources, Inc.                              6,300         163,989
--------------------------------------------------------------------------------
Oilfield Services/Equipment 0.3%
Helmerich & Payne, Inc.                                  5,000         130,500
Spinnaker Exploration Co.*                               3,200         113,216
--------------------------------------------------------------------------------
                                                                       243,716
--------------------------------------------------------------------------------
Financial 20.8%
--------------------------------------------------------------------------------
Banks 8.9%
Cathay Bancorp, Inc.                                     2,200         118,558
Chemical Financial Corp.                                10,000         271,500
Columbia Banking System, Inc.                           22,411         307,031
Downey Financial Corp.                                   4,200         185,346
First Essex Bancorp.                                    15,800         414,750
First Oak Brook Bancshares, Inc. "A"                    26,300         540,465
Flagstar Bancorp Inc.                                   10,700         247,170
GBC BanCorp.                                            12,200         380,884
Jacksonville Bancorp, Inc.                               9,500         180,500
Kankakee Bancorp, Inc.                                   4,400         110,000
LSB Corp.                                               45,600         464,664
MB Financial, Inc.*                                      1,300          32,500
Medford Bancorp, Inc.                                   23,600         455,480
Mid-State Bancshares                                     6,900         117,783
New Hampshire Thrift Bancshares, Inc.                    9,600         144,912
Northrim Bank                                           43,598         606,012
Parkvale Financial Corp.                                24,296         533,297
People's Bancshares, Inc.                               17,600         241,648
Pinnacle Bancshares, Inc.                               17,700         137,175
Progress Financial Corp.                                19,082         122,125
Republic Bancorp, Inc.                                   7,200         103,032
Seacoast Financial Services Corp.                       15,900         236,433
Silicon Valley Bancshares*                              12,000         242,400
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Southwest Bancorp, Inc.                                 11,700         179,010
Wintrust Financial Corp.                                 6,500         201,825
--------------------------------------------------------------------------------
                                                                     6,574,500
--------------------------------------------------------------------------------
Consumer Finance 0.5%
Bank Plus Corp.*                                        40,000         274,000
WFS Financial, Inc.*                                     6,200         110,050
--------------------------------------------------------------------------------
                                                                       384,050
--------------------------------------------------------------------------------
Insurance 5.5%
ACMAT Corp. "A"*                                        15,700         118,318
AmerUS Group, Inc.                                      12,200         429,440
Atlantic American Corp.*                                71,600          88,068
Cotton States Life Insurance Co.                        45,525         409,725
Fidelity National Financial, Inc.                       19,767         531,535
First American Financial Co.                            25,900         524,475
Hilb, Rogal & Hamilton Co.                               1,600          72,976
Investors Title Co.                                     19,100         291,275
Kansas City Life Insurance Co.                           6,400         230,400
MONY Group, Inc.                                        16,491         546,182
RLI Corp.                                                9,475         388,475
Selective Insurance Group, Inc.                         18,500         431,605
--------------------------------------------------------------------------------
                                                                     4,062,474
--------------------------------------------------------------------------------
Other Financial Companies 2.0%
Affiliated Managers Group*                               3,000         170,430
Digital Insight Corp.*                                   6,100          70,150
Doral Financial Corp.                                    4,500         174,600
iShares Russell 2000 Index Fund                         10,857         870,731
NCO Group, Inc.*                                         9,500         129,960
R & G Financial Corp.                                    5,500          94,600
--------------------------------------------------------------------------------
                                                                     1,510,471
--------------------------------------------------------------------------------
Real Estate 3.9%
AMREP Corp.*                                            65,600         268,960
Healthcare Realty Trust, Inc.                           18,300         466,650
HRPT Properties Trust (REIT)                            56,500         459,910
Kramont Realty Trust                                    12,300         153,627
Mills Corp. (REIT)                                      19,300         412,634
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Pan Pacific Retails Properties, Inc. (REIT)             16,300         429,505
SL Green Realty Corp. (REIT)                            13,600         428,672
Thornburg Mortgage, Inc.                                18,100         299,917
--------------------------------------------------------------------------------
                                                                     2,919,875
--------------------------------------------------------------------------------
Health 15.3%
--------------------------------------------------------------------------------
Biotechnology 0.7%
CV Therapeuthics, Inc.*                                  6,900         268,134
Enzo Biochem, Inc.                                       6,545         111,003
Incyte Genomics, Inc.*                                   8,700         118,842
--------------------------------------------------------------------------------
                                                                       497,979
--------------------------------------------------------------------------------
Health Industry Services 3.5%
Air Methods Corp.*                                      35,700         152,439
Apria Healthcare Group, Inc.*                            6,300         163,170
Covance, Inc.*                                          13,100         234,621
First Health Group Corp.*                                8,200         240,916
Healthcare Services Group, Inc.*                        52,050         421,605
MedQuist, Inc.*                                          6,600         165,990
PacifiCare Health Systems, Inc.*                         9,300         117,087
PAREXEL International Corp.*                            12,000         136,080
Prime Medical Services, Inc.*                           30,200         135,900
Quest Diagnostics, Inc.*                                 5,600         345,520
Sybron Dental Specialties, Inc.*                         5,700         106,020
Syncor International Corp.*                              8,100         257,823
US Oncology, Inc.*                                      20,900         155,705
--------------------------------------------------------------------------------
                                                                     2,632,876
--------------------------------------------------------------------------------
Hospital Management 1.6%
Coventry Health Care, Inc.*                             21,100         497,960
LifePoint Hospitals, Inc.*                               4,300         189,200
National Home Health Care Corp.                         22,984         221,761
Province Healthcare Co.*                                 7,800         286,572
--------------------------------------------------------------------------------
                                                                     1,195,493
--------------------------------------------------------------------------------
Medical Supply & Specialty 7.2%
Advanced Neuromodulation Systems, Inc.                  14,400         298,080
ArthroCare Corp.*                                        6,400         125,440
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Cooper Companies, Inc.                                   9,100         426,790
Cytyc Corp.*                                            13,500         361,935
Diagnostic Products Corp.                               10,000         422,200
Edwards Lifesciences Corp.*                             12,300         275,520
IMPATH, Inc.*                                            5,300         182,903
Inverness Medical Technology, Inc.*                      4,300         158,885
Laboratory Corp. of America Holdings*                    3,200         258,720
NBTY, Inc.*                                             20,000         263,200
Nutrition 21, Inc.*                                     90,600          83,352
Polymedica Industries, Inc.*                             7,900         120,633
Renal Care Group, Inc.*                                 17,000         523,090
ResMed, Inc.*                                            8,800         447,040
Scherer Healthcare, Inc.*                               24,300          77,153
STERIS Corp.*                                            9,700         190,702
Superior Uniform Group, Inc.                            26,700         236,295
Techne Corp.*                                            7,700         226,611
Theragenics Corp.*                                      14,300         132,132
Ventana Medical Systems, Inc.*                           1,400          28,616
VISX, Inc.*                                              9,000         119,070
Zoll Medical Corp.*                                     11,900         423,640
--------------------------------------------------------------------------------
                                                                     5,382,007
--------------------------------------------------------------------------------
Pharmaceuticals 2.3%
Alpharma, Inc.                                           7,500         216,000
Charles River Laboratories International, Inc.*          4,300         152,091
CIMA Labs, Inc.*                                         4,900         297,675
Medicis Pharmaceutical Corp.*                            9,700         484,806
Noven Pharmaceuticals, Inc.*                             7,000         126,700
Pharmaceutical Product Development, Inc.*                5,000         146,450
Sicor, Inc.*                                            14,200         268,238
--------------------------------------------------------------------------------
                                                                     1,691,960
--------------------------------------------------------------------------------
Manufacturing 8.3%
--------------------------------------------------------------------------------
Chemicals 0.9%
Aceto Corp.                                             44,400         430,813
NL Industries, Inc.                                      9,000         134,910
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Symyx Technologies*                                      6,500          95,875
--------------------------------------------------------------------------------
                                                                       661,598
--------------------------------------------------------------------------------
Diversified Manufacturing 2.1%
Cantel Industries, Inc.*                                14,800         327,376
Clarcor, Inc.                                           11,850         283,215
Harsco Corp.                                            17,100         474,696
NCH Corp.                                                6,200         242,978
Tredegar Industries, Inc.                               13,100         222,700
--------------------------------------------------------------------------------
                                                                     1,550,965
--------------------------------------------------------------------------------
Electrical Products 0.6%
C&D Technologies, Inc.                                   5,000          92,000
Measurement Specialties, Inc.*                          14,800         146,372
SL Industries, Inc.                                     34,800         198,012
--------------------------------------------------------------------------------
                                                                       436,384
--------------------------------------------------------------------------------
Industrial Specialty 3.1%
Ault, Inc.*                                              6,600          25,740
Badger Meter, Inc.                                      18,000         455,400
JAKKS Pacific, Inc.*                                    12,200         164,700
Lamson & Sessions Co.*                                  21,000          84,000
Lawson Products, Inc.                                   21,400         522,160
Minerals Technologies, Inc.                              5,400         203,796
Regal-Beloit Corp.                                      21,000         383,250
Spartech Corp.                                          15,300         316,404
Varian, Inc.*                                            6,600         168,168
--------------------------------------------------------------------------------
                                                                     2,323,618
--------------------------------------------------------------------------------
Machinery/Components/Controls 0.9%
Cybex International, Inc.*                              30,900          44,805
Newport Corp.                                            7,800         109,980
Reliance Steel & Aluminum Co.                           17,550         416,988
Woodward Governor Co.                                    1,700          82,365
--------------------------------------------------------------------------------
                                                                       654,138
--------------------------------------------------------------------------------
Wholesale Distributors 0.7%
Applied Industrial Technologies, Inc.                   23,200         391,848
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Insight Enterprises, Inc.*                               8,312         117,532
--------------------------------------------------------------------------------
                                                                       509,380
--------------------------------------------------------------------------------
Media 1.8%
--------------------------------------------------------------------------------
Advertising 0.3%
Grey Global Group, Inc.                                    410         226,730
--------------------------------------------------------------------------------
Broadcasting & Entertainment 0.2%
Sirius Satellite Radio, Inc.*                           21,200          76,108
XM Satellite Radio Holdings, Inc.*                      11,300          59,212
--------------------------------------------------------------------------------
                                                                       135,320
--------------------------------------------------------------------------------
Cable Television 0.2%
NBT Bancorp, Inc.                                       11,100         158,730
--------------------------------------------------------------------------------
Print Media 1.1%
Advanced Marketing Services, Inc.*                      37,200         571,020
Electronics for Imaging, Inc.*                           9,900         161,172
Zomax, Inc.*                                            22,000         119,460
--------------------------------------------------------------------------------
                                                                       851,652
--------------------------------------------------------------------------------
Metals & Minerals 0.9%
--------------------------------------------------------------------------------
Precious Metals 0.3%
Stillwater Mining Co.*                                   9,800         197,176
--------------------------------------------------------------------------------
Steel & Metals 0.6%
Commercial Metals Co.                                   13,000         361,400
Friedman Industries, Inc.                               43,000         103,200
--------------------------------------------------------------------------------
                                                                       464,600
--------------------------------------------------------------------------------
Service Industries 4.9%
--------------------------------------------------------------------------------
Asset Management 0.3%
Eaton Vance Corp.                                        7,400         231,990
--------------------------------------------------------------------------------
EDP Services 1.0%
National Data Corp.                                     13,300         478,800
Pomeroy Computer Resources, Inc.*                       16,200         195,210
Register.com, Inc.*                                      9,800          97,216
--------------------------------------------------------------------------------
                                                                       771,226
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Environmental Services 0.5%
Duratek, Inc.*                                          20,100         116,580
Scope Industries, Inc.                                   4,000         178,000
Waste Connections, Inc.*                                 3,000          81,000
--------------------------------------------------------------------------------
                                                                       375,580
--------------------------------------------------------------------------------
Investment 0.4%
M.H. Meyerson & Co, Inc.*                               36,200          37,648
Southwest Securities Group, Inc.                        13,213         226,999
--------------------------------------------------------------------------------
                                                                       264,647
--------------------------------------------------------------------------------
Miscellaneous Commercial Services 2.4%
ABM Industries, Inc.                                    13,500         348,435
Administaff, Inc.*                                       8,500         221,000
American Management Systems, Inc.*                       8,800         105,688
Answerthink, Inc.*                                      12,900          60,630
Arbitron, Inc.*                                         10,200         266,832
Dycom Industries, Inc.*                                  8,600          99,760
Exponent, Inc.*                                         42,200         459,980
FreeMarkets, Inc.*                                       5,500          58,190
Global Payments, Inc.                                    3,600         105,840
Volt Information Sciences, Inc.*                         7,000          83,860
--------------------------------------------------------------------------------
                                                                     1,810,215
--------------------------------------------------------------------------------
Miscellaneous Consumer Services 0.3%
ICT Group, Inc.*                                        25,700         236,440
--------------------------------------------------------------------------------
Technology 15.6%
--------------------------------------------------------------------------------
Computer Software 3.5%
Activision, Inc.*                                        3,000          81,660
Advanced Digital Information Corp.*                     22,200         228,882
Advent Software, Inc.*                                   7,800         293,670
AsiaInfo Holdings, Inc.*                                 6,000          71,340
Borland Software Corp.*                                 11,700          94,770
Echelon Corp.*                                           5,700          71,136
Group 1 Software, Inc.*                                 12,900         128,613
HNC Software, Inc.*                                      4,400          82,280
Keynote Systems, Inc.*                                  11,400          86,640
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Liberate Technologies, Inc.*                            18,600         185,256
Macromedia, Inc.*                                        3,980          48,198
NetIQ Corp.*                                             9,672         220,231
Progress Software Corp.*                                 9,600         134,304
Renaissance Learning, Inc.*                              3,000          98,730
S1 Corp.*                                                7,100          60,066
SonicWALL, Inc.*                                         5,600          66,528
Stellent, Inc.*                                          7,900         113,760
Sybase, Inc.*                                            7,800          72,540
THQ, Inc.*                                               4,800         207,120
Verity, Inc.*                                           23,000         232,300
--------------------------------------------------------------------------------
                                                                     2,578,024
--------------------------------------------------------------------------------
Diverse Electronic Products 1.1%
Advanced Energy Industries, Inc.*                        5,400          89,802
Cable Design Technologies Corp.*                        12,500         148,125
DSP Group, Inc.*                                         8,900         177,555
SBS Technologies, Inc.*                                 20,400         227,664
Trimble Navigation Ltd.*                                10,200         155,550
--------------------------------------------------------------------------------
                                                                       798,696
--------------------------------------------------------------------------------
EDP Peripherals 0.5%
Black Box Corp.*                                         3,200         134,656
InFocus Corp.*                                           8,100         105,705
Printronix, Inc.*                                       15,800         100,330
--------------------------------------------------------------------------------
                                                                       340,691
--------------------------------------------------------------------------------
Electronic Components/Distributors 3.4%
Adaptec, Inc.*                                          24,300         190,998
American Technical Ceramics Corp.*                      10,400          88,400
Anaren Microwave, Inc.*                                  9,000         147,150
Avnet, Inc.                                             12,734         231,631
Bel Fuse, Inc. "A"*                                     13,750         249,150
Bel Fuse, Inc. "B"                                      26,650         518,076
Imation Corp.*                                          12,400         259,160
Nu Horizons Electronics, Inc.*                          30,450         229,898
Pioneer-Standard Electronics, Inc.                      18,400         165,968
Powerwave Technologies, Inc.*                           10,600         126,352
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
Silicon Storage Technology, Inc.*                       19,700          91,211
Technitrol, Inc.                                        11,400         254,220
--------------------------------------------------------------------------------
                                                                     2,552,214
--------------------------------------------------------------------------------
Electronic Data Processing 0.7%
eFunds Corp.*                                            6,300         104,895
IDEXX Laboratories, Inc.*                               17,700         413,649
--------------------------------------------------------------------------------
                                                                       518,544
--------------------------------------------------------------------------------
Military Electronics 1.7%
EDO Corp.                                               22,200         638,250
Engineered Support Systems, Inc.                        10,975         516,923
Titan Corp.*                                             5,200         101,920
--------------------------------------------------------------------------------
                                                                     1,257,093
--------------------------------------------------------------------------------
Office/Plant Automation 1.0%
CACI International, Inc.*                                4,300         235,038
FileNet Corp.*                                          10,800         108,756
Kronos, Inc.*                                            4,600         188,830
Novell, Inc.*                                           48,300         176,778
--------------------------------------------------------------------------------
                                                                       709,402
--------------------------------------------------------------------------------
Precision Instruments 0.4%
Coherent, Inc.*                                          5,900         167,560
Photon Dynamics, Inc.*                                   6,300         145,845
--------------------------------------------------------------------------------
                                                                       313,405
--------------------------------------------------------------------------------
Semiconductors 3.3%
Alliance Semiconductor Corp.*                           29,600         212,528
Alpha Industries, Inc.*                                 12,300         238,251
Credence Systems Corp.*                                 17,800         214,490
Cymer, Inc.*                                             8,600         144,050
Elantec Semiconductor, Inc.*                             7,100         162,945
Exar Corp.*                                             10,300         178,190
GlobeSpan, Inc.*                                        11,700         105,768
Integrated Silicon Solution*                            12,800         109,952
Kulicke & Soffa Industries, Inc.*                       17,800         194,020
LTX Corp.*                                              21,600         293,976
Rambus, Inc.*                                           11,100          81,696
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                        Shares        Value ($)
--------------------------------------------------------------------------------
TriQuint Semiconductor, Inc.*                           15,400         246,246
Varian Semiconductor Equipment Associates, Inc.*         7,900         204,215
Virata Corp.*                                            9,700          96,806
--------------------------------------------------------------------------------
                                                                     2,483,133
--------------------------------------------------------------------------------
Transportation 2.1%
--------------------------------------------------------------------------------
Airlines 0.7%
Alaska Air Group, Inc.*                                  9,600         191,712
Frontier Airlines, Inc.*                                11,400          94,392
Skywest, Inc.                                           11,900         198,968
--------------------------------------------------------------------------------
                                                                       485,072
--------------------------------------------------------------------------------
Railroads 0.3%
Kansas City Southern Industries, Inc.*                   7,300          87,600
Providence & Worcester Railroad Co.                     25,000         166,750
--------------------------------------------------------------------------------
                                                                       254,350
--------------------------------------------------------------------------------
Trucking 1.1%
ArvinMeritor, Inc.                                      11,500         164,335
Roadway Corp.                                            8,500         204,765
USFreightways Corp.                                     13,600         424,320
--------------------------------------------------------------------------------
                                                                       793,420
--------------------------------------------------------------------------------
Utilities 3.6%
--------------------------------------------------------------------------------
Electric Utilities 0.8%
Black Hills Corp.                                        4,800         146,496
Public Service Co. of New Mexico                        17,200         433,612
--------------------------------------------------------------------------------
                                                                       580,108
--------------------------------------------------------------------------------
Natural Gas Distribution 1.8%
Chesapeake Utilities Corp.                              20,200         370,670
Energen Corp.                                           17,900         402,750
NUI Corp.                                                6,600         134,838
ONEOK, Inc.                                             26,700         442,152
--------------------------------------------------------------------------------
                                                                     1,350,410
--------------------------------------------------------------------------------
Water Supply 1.0%
Southwest Water Co.                                     51,809         733,099
--------------------------------------------------------------------------------
Total Common Stocks (Cost $73,128,011)                              73,804,544
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                      Principal
                                                      Amount ($)   Value ($)
--------------------------------------------------------------------------------
 Cash Equivalents 0.8%
--------------------------------------------------------------------------------

Zurich Scudder Cash Management QP Trust, 3.20%**
  (Cost $613,894)                                      613,894         613,894
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $73,741,905) (a)         74,418,438
--------------------------------------------------------------------------------

*   Non-income producing security.

** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at September 30, 2001.

(a) The cost for federal income tax purposes was $73,852,195. At September 30, 2001, net unrealized appreciation for all securities based on tax cost was $566,243. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,140,189 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,573,946.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of September 30, 2001
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $73,741,905)          $    74,418,438
--------------------------------------------------------------------------------
Cash                                                                     10,000
--------------------------------------------------------------------------------
Receivable for investments sold                                       2,497,033
--------------------------------------------------------------------------------
Dividends receivable                                                     49,002
--------------------------------------------------------------------------------
Receivable for Fund shares sold                                         426,973
--------------------------------------------------------------------------------
Other assets                                                             42,770
--------------------------------------------------------------------------------
Total assets                                                         77,444,216
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                     1,858,042
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                         48,067
--------------------------------------------------------------------------------
Other accrued expenses and payables                                      58,969
--------------------------------------------------------------------------------
Total liabilities                                                     1,965,078
--------------------------------------------------------------------------------
Net assets, at value                                            $    75,479,138
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments               676,533
--------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (11,248,603)
--------------------------------------------------------------------------------
Paid-in capital                                                      86,051,208
--------------------------------------------------------------------------------
Net assets, at value                                            $    75,479,138
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of September 30, 2001 (continued)
--------------------------------------------------------------------------------


Net Asset Value
-----------------------------------------------------------------------------------------------
Class AARP

Net Asset Value, offering and redemption price per share ($33,934,392 /
2,113,150 outstanding shares of beneficial interest, $.01 par value, unlimited
number of shares authorized)                                                    $         16.06
-----------------------------------------------------------------------------------------------
Class S

Net Asset Value, offering and redemption price per share ($41,513,454 /
2,586,670 outstanding shares of beneficial interest, $.01 par value, unlimited
number of shares authorized)                                                    $         16.05
-----------------------------------------------------------------------------------------------
Class A

Net Asset Value and redemption price per share ($9,193 / 573 outstanding shares
of beneficial interest, $.01 par value, unlimited number of shares authorized)  $         16.04
-----------------------------------------------------------------------------------------------
Maximum offering price per share (100 / 94.25 of $16.04)                        $         17.02
-----------------------------------------------------------------------------------------------
Class B

Net Asset Value, offering and redemption price per share
(subject to contingent deferred sales charge) ($20,290 / 1,267 outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                                          $         16.01
-----------------------------------------------------------------------------------------------
Class C

Net Asset Value, offering and redemption price per share
(subject to contingent deferred sales charge) ($1,809 / 113
outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                                          $         16.01
-----------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statement of Operations for the year ended September 30, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:

Dividends                                                       $       708,747
--------------------------------------------------------------------------------
Interest                                                                 57,148
--------------------------------------------------------------------------------
Total Income                                                            765,895
--------------------------------------------------------------------------------
Expenses:
Management fee                                                          633,762
--------------------------------------------------------------------------------
Administrative fee                                                      380,260
--------------------------------------------------------------------------------
Distribution service fee                                                     30
--------------------------------------------------------------------------------
Trustees' fees and expenses                                               4,914
--------------------------------------------------------------------------------
Other                                                                    21,034
--------------------------------------------------------------------------------
Total expenses, before expense reductions                             1,040,000
--------------------------------------------------------------------------------
Expense reductions                                                         (807)
--------------------------------------------------------------------------------
Total expenses, after expense reductions                              1,039,193
--------------------------------------------------------------------------------
Net investment income (loss)                                           (273,298)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments                             1,646,323
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on
investments                                                         (12,575,211)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (10,928,888)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $  (11,202,186)
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                     Years Ended September 30,

Increase (Decrease) in Net Assets                     2001             2000
--------------------------------------------------------------------------------
Operations:

Net investment income (loss)                    $     (273,298)  $     (252,694)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                         1,646,323       (7,613,703)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period          (12,575,211)       8,259,469
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                    (11,202,186)         393,072
--------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class AARP                                                --          (66,234)
--------------------------------------------------------------------------------
Fund share transactions:

Proceeds from shares sold                           17,923,475       10,557,237
--------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization              --       49,750,918
--------------------------------------------------------------------------------
Reinvestment of distributions                               --           63,139
--------------------------------------------------------------------------------
Cost of shares redeemed                            (24,937,897)     (32,897,753)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                  (7,014,422)      27,473,541
--------------------------------------------------------------------------------
Increase (decrease) in net assets                  (18,216,608)      27,800,379
--------------------------------------------------------------------------------
Net assets at beginning of period                   93,695,746       65,895,367
--------------------------------------------------------------------------------
Net assets at end of period                    $    75,479,138  $    93,695,746
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Class A

--------------------------------------------------------------------------------
                                                                          2001^a
--------------------------------------------------------------------------------
Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $18.50
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss)^b                                         (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (2.43)
--------------------------------------------------------------------------------
  Total from investment operations                                      (2.46)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $16.04
--------------------------------------------------------------------------------
Total Return (%)                                                       (13.30)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    .09
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    1.48*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.60)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                48
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Class B


--------------------------------------------------------------------------------
                                                                          2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $18.50
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss)^b                                         (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (2.43)
--------------------------------------------------------------------------------
  Total from investment operations                                      (2.49)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $16.01
--------------------------------------------------------------------------------
Total Return (%)                                                       (13.46)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    .20
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    2.28*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.40)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                48
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.

^b   Based on average shares outstanding during the period.

*    Annualized

**   Not annualized

Class C




--------------------------------------------------------------------------------
                                                                          2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $18.50
--------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss)^b                                         (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (2.43)
--------------------------------------------------------------------------------
  Total from investment operations                                      (2.49)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $16.01
--------------------------------------------------------------------------------
Total Return (%)                                                       (13.46)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                    .02
--------------------------------------------------------------------------------
Ratio of expenses (%)                                                    2.25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (1.37)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                48
--------------------------------------------------------------------------------

^a For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.

^b   Based on average shares outstanding during the period.

*   Annualized

**  Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Small Company Stock Fund (the "Fund"), a series of AARP Growth Trust, is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. On June 25, 2001, the Fund commenced offering Class A, B and C shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or deferred sales charges. Class S shares are generally not available to new investors. Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $11,138,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2006 ($555,000), September 30, 2007 ($663,000), September 30, 2008
($4,442,000) and September 30, 2009 ($5,478,000), the respective expiration dates, or whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes. Other expenses in the Statement of Operations include ordinary changes of estimates in expenses.

B. Purchases and Sales of Securities

For the year ended September 30, 2001, purchases and sales of investment transactions (excluding short-term investments) aggregated $39,740,500 and $46,104,742, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of average daily net assets for Class AARP and S shares, computed and accrued daily and payable monthly. The Administrative Fee under the Administrative Agreement for Class A, B and C shares for the period June 25, 2001 (commencement of sales) through September 30, 2001 was 0.475%,

0.525% and 0.50%, respectively, of average daily net assets, computed and accrued daily and payable monthly.


Various third party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investment Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for Class S and AARP shares of the Fund. Scudder Trust Company, also an affiliate of ZSI, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2001, the Administrative Fee was as follows:

                                                                    Unpaid at
                                                                   September 30,
Administrative Fee                               Total Aggregated       2001
--------------------------------------------------------------------------------
Class AARP                                       $    174,375     $     20,260
--------------------------------------------------------------------------------
Class S                                               205,866           24,698
--------------------------------------------------------------------------------
Class A                                                     4                3
--------------------------------------------------------------------------------
Class B                                                     5                4
--------------------------------------------------------------------------------
Class C                                                    10               --
--------------------------------------------------------------------------------
                                                 $    380,260     $     44,965
--------------------------------------------------------------------------------

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period June 25, 2001 (commencement of sales) through September 30, 2001, the Distribution Fee was as follows:

                                                                    Unpaid at
                                                                   September 30,
Distribution Fee                                 Total Aggregated      2001
--------------------------------------------------------------------------------
Class B                                          $          8     $          7
--------------------------------------------------------------------------------
Class C                                                    12               --
--------------------------------------------------------------------------------
                                                 $         20     $          7
--------------------------------------------------------------------------------

Effective June 25, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI also provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based on assets of shareholder accounts the firms service. For the period June 25, 2001 (commencement of sales) through September 30, 2001, the Service Fee was as follows:

                                                                     Unpaid at
                                                    Total          September 30,
Service Fee                                        Aggregated           2001
--------------------------------------------------------------------------------
Class A                                          $          2     $          1
--------------------------------------------------------------------------------
Class B                                                     3                2
--------------------------------------------------------------------------------
Class C                                                     5               --
--------------------------------------------------------------------------------
                                                 $         10     $          3
--------------------------------------------------------------------------------

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the period June 25, 2001 (commencement of sales) through September 30, 2001 aggregated $24.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period June 25, 2001 (commencement of sales) to September 30, 2001, there was no CDSC for Class B and C shares.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 2001, Trustees' fees and expenses aggregated $4,914.

Other Related Parties. AARP, through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by ZSI. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended September 30, 2001, totaled $20,401 and are reflected as dividend income on the statement of operations.

D. Share Transactions

The following tables summarize share and dollar activity in the Fund:


                            Year Ended                      Year Ended
                        September 30, 2001              September 30, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------
Shares sold
--------------------------------------------------------------------------------
Class AARP*           279,260    $  5,017,488         553,522     $  9,694,025
--------------------------------------------------------------------------------
Class S               737,344      12,864,936          47,076        863,212**
--------------------------------------------------------------------------------
Class A***                580          10,167              --               --
--------------------------------------------------------------------------------
Class B***              1,693          28,774              --               --
--------------------------------------------------------------------------------
Class C***                113           2,110              --               --
--------------------------------------------------------------------------------
                                 $ 17,923,475                     $ 10,557,237
--------------------------------------------------------------------------------





                                       42

Shares issued to shareholders in tax-free reorganization
--------------------------------------------------------------------------------
Class AARP*                --    $         --              --     $         --
--------------------------------------------------------------------------------
Class S                    --              --       2,689,131     49,750,918**
--------------------------------------------------------------------------------
                                 $         --                     $ 49,750,918
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP*                --    $         --           3,643     $     63,139
--------------------------------------------------------------------------------
Class S                    --              --              --               --
--------------------------------------------------------------------------------
Class A***                 --              --              --               --
--------------------------------------------------------------------------------
Class B***                 --              --              --               --
--------------------------------------------------------------------------------
Class C***                 --              --              --               --
--------------------------------------------------------------------------------
                                 $         --                     $     63,139
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP*         (765,713)    $(13,261,979)    (1,640,072)     $(28,917,665)
--------------------------------------------------------------------------------
Class S             (667,965)    (11,668,669)       (218,916)     (3,980,088)**
--------------------------------------------------------------------------------
Class A***                (7)           (182)              --               --
--------------------------------------------------------------------------------
Class B***              (426)         (7,067)              --               --
--------------------------------------------------------------------------------
Class C***                 --              --              --               --
--------------------------------------------------------------------------------
                                 $(24,937,897)                    $(32,897,753)
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP*         (486,453)    $(8,244,491)     (1,082,907)     $(19,160,501)
--------------------------------------------------------------------------------
Class S                69,379       1,196,267       2,517,291     46,634,042**
--------------------------------------------------------------------------------
Class A***                573           9,985              --               --
--------------------------------------------------------------------------------
Class B***              1,267          21,707              --               --
--------------------------------------------------------------------------------
Class C***                113           2,110              --               --
--------------------------------------------------------------------------------
                                 $(7,014,422)                     $ 27,473,541
--------------------------------------------------------------------------------

* On July 17, 2000, existing shares of the Fund were redesignated as Class AARP shares.

** For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.

*** For the period from June 25, 2001 (commencement of sales of Class A, B and C shares) to September 30, 2001.

E. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $807 for custodian credits earned.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Acquisition of Assets

On July 14, 2000, the Fund acquired all of the net assets of Scudder Micro Cap Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 2,689,131 shares of the Class S shares of the Fund for 3,212,382 shares of Scudder Micro Cap Fund outstanding on July 14, 2000. Scudder Micro Cap Fund's net assets at that date ($49,750,918), including $7,494,671 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $52,385,849. The combined net assets of the Fund immediately following the acquisition were $102,136,767.

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Trustees of Investment Trust and the Shareholders of Scudder Small Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Small Company Stock Fund (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


Boston, Massachusetts                                PricewaterhouseCoopers LLP
November 13, 2001

Tax Information                                                     (Unaudited)
--------------------------------------------------------------------------------

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


Officers and Trustees
--------------------------------------------------------------------------------


Linda C. Coughlin*
   President and Trustee

Henry P. Becton, Jr.
   Trustee; President, WGBH Educational Foundation

Dawn-Marie Driscoll
   Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College

Edgar R. Fiedler
   Trustee; Senior Fellow and Economic Counsellor, The Conference Board, Inc.

Keith R. Fox
   Trustee; General Partner, The Exeter Group of Funds

Jean Gleason Stromberg
   Trustee; Consultant

Jean C. Tempel
   Trustee; Managing Director, First Light Capital, LLC

Steven Zaleznick
   Trustee; President and Chief Executive Officer, AARP Services, Inc.

Thomas V. Bruns*
   Vice President

William F. Gadsden*
   Vice President

William F. Glavin, Jr.*
   Vice President

James E. Masur*
   Vice President

Kathleen T. Millard*
   Vice President

Gary A. Langbaum*
   Vice President

Robert D. Tymoczko*
   Vice President

Howard S. Schneider*
   Vice President

John Millette*
   Vice President and Secretary

Kathryn L. Quirk*
   Vice President and Assistant Secretary

John R. Hebble*
   Treasurer

Thomas Lally*
   Assistant Treasurer

Brenda Lyons*
   Assistant Treasurer

Caroline Pearson*
   Assistant Secretary

*   Zurich Scudder Investments, Inc.

Account Management Resources
--------------------------------------------------------------------------------

      Legal Counsel   Dechert

                      Ten Post Office Square South
                      Boston, MA 02109
--------------------------------------------------------------------------------
        Shareholder   Scudder Investments Service Company
      Service Agent
                      P.O. Box 219151
                      Kansas City, MO 64121
--------------------------------------------------------------------------------
      Custodian and   State Street Bank and Trust Company
     Transfer Agent
                      225 Franklin Street
                      Boston, MA 02110
--------------------------------------------------------------------------------
        Independent   PricewaterhouseCoopers LLP
        Accountants
                      160 Federal Street
                      Boston, MA 02110
--------------------------------------------------------------------------------
          Principal   Scudder Distributors, Inc.
        Underwriter
                      222 South Riverside Plaza
                      Chicago, IL 60606
                      www.scudder.com
                      (800) 621-1048
--------------------------------------------------------------------------------

SCUDDER
INVESTMENTS


222 South Riverside Plaza
Chicago, IL 60606-5808